STANDARD SUBLEASE
                (Short-form to be used with post 1995 AIR leases)

          1. Parties. This Sublease, dated, for reference purposes only, June 16, 1998, is made by and between Q.E.P. Company, Inc., a New York corporation ("Sublessor") and Advanced Aerodynamics & Structures, Inc. ("Sublessee").

         2. Premises. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the street address of 20535 S. Belshaw Av!. located in the County of Los Angeles, State of California and generally described as (describe briefly the nature of the property) approximately 16,000 square feet portion of a larger 29,227 square feet freestanding C.T.U. industrial building as depicted in Exhibit "2" herein ("Premises").

         3. Term.

             3.1 Term. The term of this Sublease shall be for month-to-month commencing on July 6, 1998 and ending on 90 days prior written notice by either party unless sooner terminated pursuant to any provision hereof.

             3.2 Delay in Commencement. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the commencement date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be as set forth in Paragraph 3.3 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

         4. Rent.

             4.1 Base Rent. Sublessee shall pay to Sublessor as Base Rent for the Premises equal monthly payments of $5,120.00 in advance, on the first (1st) day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $7,339.00 as Base Rent for July 1998 rent of ($5,120.00) starting on July 6, 1998. Base Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment.

             4.2 Rent Defined. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("Rent"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

         5. Security Deposit. Sublessee shall deposit with Sublessor upon execution hereof $5,120.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

         6. Use.

             6.1 Agreed Use. The Premises shall be used and occupied only for warehousing and assembly of plaster molds, lay-up of small aircraft parts and related lawful uses and for no other purpose.

             6.2  Compliance.  Sublessor  warrants that the  improvements on the
Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("Applicable Requirements") in effect on the commencement date. Said warranty does not apply to the use to which Sublessee will put the Premises or to any alterations or utility installations made or to be made by Sublessee. NOTE: Sublessee is responsible for determining whether or not the zoning is appropriate for its intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, or in the event that the Applicable Requirements are hereafter changed, the rights and obligations of Sublessor and Sublessee shall be as provided in Paragraph 2.3 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

         6.3 Acceptance of Premises and Lessee. Sublessee acknowledges that:

                (a) it has been advised by Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Sublessee's intended use,

                (b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and

                (c) neither Sublessor, Sublessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease.

         In addition, Sublessor acknowledges that:

             (a) Broker has made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and

             (b) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

         7. Master Lease.

             7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "Master Lease", a copy of which is attached hereto marked
Exhibit 1, wherein JMB/Pennsylvania Associates - IV L.P., a Delaware Limited Partnership is the lessor, hereinafter the "Master Lessor".

             7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

             7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessor herein.

             7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: ------------------------------------------------------------
-------------------------------------------------.

             7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

             7.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

             7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

             7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

         8. Assignment of Sublease and Default.

             8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject, however, to the provisions of Paragraph 8.2 hereof.

             8.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

             8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor in the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

             8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

         9. Consent of Master Lessor.

             9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within ten days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

             9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.

             9.3 In the event that Master Lessor does give such consent then:

                (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

                (b) The acceptance of Rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

                (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

                (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

                (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

                (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.

             9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

             9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

             9.6 In the event that Sublessor  Defaults under its  obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

         10. Brokers Fee.

             10.1 Upon execution hereof by all parties, Sublessor shall pay to DAUM Commercial Real Estate Services, a licensed real estate broker ("Broker"), a fee as set forth in a separate agreement between Sublessor and Broker, or in the event there is no such separate agreement, the sum of $_________ for brokerage services rendered by Broker to Sublessor in this transaction.

             10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal as granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, then Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a Sublessor, lessor or seller.

             10.3 Master Lessor agrees that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend or renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions, Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease.

             10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow.

             10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

         11. Attorney's Fees. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

         12. Additional Provisions. [If there are no additional provisions, draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.]

See attached Addendum for additional provisions #13 - 20.



ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.  SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS
SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.


Executed at:_________________           Q.E.P. Company, Inc.

on:__________________________           By:_______________________________

Address:_____________________           By:_______________________________
                                        "Sublessor" (Corporate Seal)



Executed at:_________________           Advanced Aerodynamics & Structures, Inc.

on:__________________________           By:_______________________________

Address:_____________________           By:_______________________________
                                        "Sublessee" (Corporate Seal)


Executed at:_________________          JMB/Pennsylvania Asso.-IV-L.P. or Advisor

on:__________________________           By:_______________________________

Address:_____________________           By:_______________________________
                                        "Master Lessor" (Corporate Seal)

NOTE: These forms are often modified to meet changing requirements of law and needs of the Industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower Street, Suite 600, Los Angeles, CA 90017. (213) 687-8777.

         ADDENDUM TO STANDARD SUBLEASE SHORT FORM BY AND BETWEEN Q.E.P.
              COMPANY, INC. AND AASI FOR PROPERTY COMMONLY KNOWN AS
            20535 S. BELSHAW AVENUE, LOS ANGELES DATED JUNE 16, 1998

         13. Sublessor shall remove all racking and broom sweep the warehouse.

         14. Sublessee shall not be responsible for real estate taxes or fire insurance premiums unless Sublessee's use triggers an increase in said taxes or premiums. In which case Sublessee shall pay to Sublessor the amount of the increase.

         15. Sublessee shall provide Sublessor with a 2 million Dollar per occurrence General Commercial Liability Insurance Policy. With Sublessor as additionally insured.

         16. Sublessee hereby takes the Premises "AS-IS" with no representations or warranties from Sublessor or Agents as to suitability of the Premises for Sublessee's intended use, condition of the Premises operating systems, existence of any known toxic or hazardous materials, or earthquake and ADA requirements. Notwithstanding the foregoing sentence, paragraph 6.3 of this Sublease and/or Articles VI and Viii for the Master Lease, Sublessee does not assume and shall not be deemed to have responsibility or liability for any unknown conditions of the Premises or for conditions that are not obvious from a routine visual inspection at inception of the Sublease; nor shall Sublessee have any responsibility or liability for removal, repairs or cleanup of the Premises except as to conditions that are actually caused, and materials that are brought onto the Premises by Sublessee, or that result from Sublessee's use of the Premises, ordinary wear and tear excepted. In case of conflict with any other provision of this Sublease or the Master Lease, this paragraph 16 shall be controlling.

         17. sublessee shall not bring any reportable hazardous materials onto, into or around the Premises, other than the materials disclosed hereafter (see
MSDS).

         18. Sublessor shall retain the utilities in Sublessor name, but Sublessee shall reimburse Sublessor for 74% of said utilities within thirty (30) days from receipt of an invoice from Sublessor. If Sublessor's utility usage is higher than the previous tenants usage then the % may be adjusted to a mutually agreeable percentage based upon actual usage so as to be mutually agreeable with the existing subtenant West-Rep based upon West-Rep's proven historical usage. Sublessor shall provide Sublessee with the last six (6) months' electrical bills.

         19. Sublessee shall not continuously block access between the buildings loading doors and the employee car parking.

         20. Sublessee shall not park trucks or cars in front of West-Reps Premises.

         21. Sublessee may, at Sublessee's sole cost and expense, install chain link fencing for security reasons between their space and the common area of the interior of the facility.

         22. Sublessee may, at Sublessee's sole cost and expense, install electrical conduit and outlets as deemed necessary for their business (up to four (4) outlets).

         23. Lessee's use shall be further described as:

             1. Warehousing and assembly of aircraft parts and plaster mold lay-ups. 2. Related sheet metal fabrication of light aluminum with some manual drilling, sawing and cutting. 3. Composite lay-up of small aircraft parts with use of resins and hardener compound used in small quantities (=1-3 gallons per day)

                                INDUSTRIAL LEASE

                          [FORM NET LEASE/MULTI-TENANT]


         THIS LEASE ("Lease), dated August 1, 1996, is made and entered into by and between JMB/PENNSYLVANIA ASSOCIATES - IV, L.P., a Delaware limited partnership ("Landlord") and Q.E.P. Company, Inc., a New York corporation ("Tenant") upon the following terms and conditions:



                             ARTICLE I - DEFINITIONS

         Unless the context otherwise specifies or requires, the following terms shall have the meanings specified herein:

         1.01   Building.   The  term   "Building"   shall  mean  that   certain
office/warehouse building located at 20535 South Belshaw Avenue, Carson, California, together with all related site land, improvements, parking facilities, common areas, driveways, sidewalks and landscaping. If the Building is in a development containing one or more other buildings, such buildings together with all related site land, improvements, parking facilities, common areas, driveways, sidewalks and landscaping, and together with the Building, shall be referred to herein as the "Project".

         1.02 Premises. The term "Premises" shall mean the space leased to Tenant in the Building, as more particularly outlined on the drawing attached hereto as Exhibit A and incorporated herein by reference.

         1.03 Rentable Area of the Premises. The term "Rentable Area of the Premises" shall mean 29,227 square feet, which Landlord and Tenant have stipulated as the Rentable Area of the Premises. Tenant acknowledges that the Rentable Area of the Premises includes the usable area, without deduction for columns or projections, multiplied by a load factor to reflect a share of certain areas, which may include lobbies, corridors, mechanical, utility, janitorial, boiler and service rooms and closets, restrooms and other public, common and service areas of the Building.

         1.04 Lease Term. The terms "Lease Term" or "Term" shall mean the period between the Commencement Date and the Expiration Date (as such terms are hereinafter defined), unless sooner terminated or renewed as otherwise provided in this Lease.

         1.05 Commencement Date. Subject to adjustment as provided in Article 3, the term "Commencement Date" shall mean August 15, 1999.

         1.06 Expiration Date. Subject to adjustment as provided in Article 3, the term "Expiration Date" shall mean August 14, 1999.

         1.07 Base Rent. Subject to adjustment as provided in Article 4, the term "Base Rent" shall mean Seven Thousand Eight Hundred Ninety One and 29/100 Dollars ($7,891.29) per month.

         1.08 Tenant's Percentage Share. The term "Tenant's Percentage Share" shall mean six and 5/100 percent (6.5%) with respect to Operating Expenses (as hereinafter defined), One hundred percent (100%) with respect to Property Taxes (as hereinafter defined,) six and 5/100 percent (6.5%) with respect to Insurance Expenses (as hereinafter defined) and six and 5/100 percent (6.5%) with respect to Tenant's law compliance obligations under Section 6.02(C) of this Lease and for all other purposes under this Lease. Landlord may reasonably redetermine Tenant's Percentage Share from time to time to reflect reconfigurations, additions or modifications to the Building.

         1.09 Security Deposit. The term "Security Deposit" shall mean Ten thousand five hundred thirty nine and 72/100 Dollars ($10,539.72).*/

         1.10 Tenant's Permitted Use. The term "Tenant's Permitted Use" shall mean general office and warehousing duties associated with the distribution of contractor tools and manufacturing and assembly of tools and no other use.

         1.11 Landlord's Address For Notices. The term "Landlord's Address for Notices" shall mean Heitman Properties Ltd., 9601 Wilshire Boulevard, Suite 200, Beverly Hills, California 90210, with a copy to Heitman Properties Ltd., 180 North LaSalle Street, Suite 3600, Chicago, Illinois 60601, Attn: Property Management.

-----------
     */ The Security Deposit of $10,539.72 has been previously paid by Tenant's predecessor in Interest, O'Tool Company, Inc. to Landlord as a part of that certain Lease dated January 3, 1991 between Landlord and O'Tool Company, Inc. which was assigned to _____________________.

         1.12 Tenant's Address For Notices. The term "Tenant's Address for Notices" shall mean Q.E.P. Company, Inc., 575 Corporate Drive, Suite 410, Mahwah, New Jersey 07430.

         1.13 Broker. The term "Broker" shall mean Heitman Properties, Ltd.

         1.14  Guarantor.   The  term  "Guarantor"   shall  mean   _____________
___________________________________.

                              ARTICLE II -PREMISES

         2.01 Lease of Premises. Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord, upon all of the terms, covenants and conditions contained in this Lease.

         2.02 Acceptance of Premises. Tenant acknowledges that Landlord has not made any representation or warranty with respect to the condition of the Premises or the Building or with respect to the suitability or fitness of either for the conduct of Tenant's Permitted Use or for any other purposes, Tenant shall execute a Suite Acceptance Letter in the form and content of Exhibit C, accepting the Premises. Tenant agrees to accept the Premises in its "as is" physical condition without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repair or improvements (or to provide any allowance for same).

         2.03 Common Areas. Tenant and Tenant's employees and invitees may use the common areas of the Building, and the Project, if applicable, on a non-exclusive basis in common with all other parties to whom the right to use such common areas has been or is hereafter granted. Tenant shall not interfere in any way with the use of the common areas by such other parties, and Tenant's use of the common areas shall be subject to the other provisions of this Lease. Landlord shall administer, operate, clean, maintain and repair the common areas of the Building, and the Project, if applicable, and the costs and expenses thereof shall be included in the definition of "Operating Expenses" set forth below. If the Building is in a Project containing one or more other buildings, Landlord may designate separate common areas for the Building, for the Project as a whole ("Project Common Areas"), and for other portions of the Project ("Other Common Areas"). In such case, Tenant and Tenant's employees and invitees shall not use the Other Common Areas.

                               ARTICLE III - TERM

         3.01 Except as otherwise provided in this Lease, the Lease Term shall be for the period described in Section 1.04 of this Lease, commencing on the Commencement Date described in Section 1.05 of this Lease and ending on the Expiration Date described in Section 1.06 of this Lease; provided, however, that, if, for any reason, Landlord is unable to deliver possession of the Premises on he date described in Section 1.05 of this Lease, Landlord shall not be liable for any damage caused thereby, nor shall the Lease be void or voidable, but, rather, the Lease Term shall commence upon, and the Commencement Date shall be, the date that possession of the Premises is so tendered to Tenant (except for Tenant caused delays which shall not be deemed to delay commencement of the Lease Term), and, unless Landlord elects otherwise, the Expiration Date described in Section 1.06 of this Lease shall be extended by an equal number of days.

                        ARTICLE IV - RENTAL; ADJUSTMENTS

         4.01 Definitions. As used herein.

                  (A) "Property Taxes" shall mean the aggregate amount of all real estate taxes, assessments (whether they be general or special), sewer rents and charges, transit taxes, taxes based upon the receipt of rent and any other federal, state or local governmental charge, general, special, ordinary or extraordinary (but not including income or franchise taxes, capital stock, inheritance, estate, gift, or any other taxes imposed upon or measured by Landlord's gross income or profits, unless the same shall be imposed in lieu of real estate taxes or other ad valorem taxes), which Landlord shall pay or become obligated to pay in connection with the Building or the Project, if applicable, or any part thereof. Property Taxes shall also include all fees and costs, including attorneys' fees, appraisals and consultants' fees, incurred by Landlord in seeking to obtain a reassessment, reduction of, or a limit on the increase in, any Property Taxes, regardless of whether any reduction or limitation is obtained. Property Taxes for any calendar year shall be Property Taxes which are due for payment or are paid during such year. Property Taxes shall include any tax assessment, levy, imposition or charge imposed upon Landlord, and measured by or based in whole or in part upon the Building or the Project, if applicable, or the rents or other income from the Building or the Project, if applicable, to the extent that such items would be payable if the Building or the Project, if applicable, was the only property of Landlord subject to same and the income received by Landlord from the Building or the Project, if applicable, was the only income of Landlord. Property Taxes shall also include any personal property taxes imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances of Landlord used in connection with the Building or the Project, if applicable.

                  (B) "Operating Expenses" shall mean all costs, fees, disbursements and expenses paid or incurred by or on behalf of Landlord in the operation, ownership, maintenance, administration, insurance, management, replacement and repair of the Building or the Project, if applicable (excluding Property Taxes). If the Building is part of a Project containing one or more buildings: (i) Landlord may reasonably allocate expenses (or categories thereof) incurred in connection with the Project Common Areas between such buildings (based on the relative square footage thereof or such other factors as Landlord reasonably deems appropriate), in which case the amount allocated to the Building shall be added to "Operating Expenses" for the Building for such year, or (ii) Landlord may determine expenses (or categories thereof) incurred in connection with the Project Common Areas as a whole, in which case Tenant's Percentage Share of "Operating Expenses" shall be based on the Rental Area of the Premises as a percentage of the total rentable area occupied by tenants in all buildings in the Project (excluding single tenant buildings for which the tenants maintain the Other Common Areas applicable thereto) and Tenant shall pay Tenant's Percentage Share of Operating Expenses for the Project.

                  Operating Expenses shall not include costs of alteration of the premises of tenants of the Building or the Project, if applicable, depreciation charges, interest and principal payments on mortgages, ground rental payments, real estate brokerage and leasing commissions, expenses incurred in enforcing obligations of tenants of the Building or the Project, if applicable, salaries and other compensation of executive officers of the managing agent of the Building or the Project, if applicable, senior to the Building manager, costs of any special service provided to any one tenant of the Building or the
         Project, if applicable, but not to tenants of the Building or the Project, if applicable, generally, and costs of marketing or advertising the Building or the Project, if applicable.

                  (C) "Insurance Expenses" shall mean all costs, fees, disbursements and expenses paid or incurred by or on behalf of Landlord for premiums for hazard, "all risk", casualty, rent interruption and liability insurance and all other insurance, obtained by Landlord in connection with or relating to the Building or the Project, if applicable.

         For purposes of calculating the Tax Adjustment, the Operating Expense Adjustment, and the Insurance Adjustment (as such terms are defined in Sections 4.02, B, C and D hereof), Property Taxes, Operating Expenses and Insurance Expenses hereinabove defined shall each be increased by ten (10%) percent to cover Landlord's administrative costs in connection with the Building or the Project, if applicable.

         If the Building or the Project, if applicable, does not have one hundred percent (100%) occupancy during an entire calendar year, then the variable cost components of Property Taxes, Operating Expenses and Insurance Expenses shall be adjusted so that the total amount of Property Taxes, Operating Expenses and Insurance Expenses equals the total amount which would have been paid or incurred by Landlord had the Building or the Project, if applicable, been one hundred percent (100%) occupied for the entire calendar year.

         4.02 Base Rent. During the Lease Term, Tenant shall pay to Landlord as rental for the Premises the Base Rent described in Section 1.07 above, subject to the following adjustments (herein collectively called the "Rent Adjustments"):

                  (A) Effective the 19th month of the Lease term, the Base Rent payable by Tenant to Landlord as described in Section 1.07 shall be increased to the sum of (i) the amount contained in Section 1.07; plus
         (ii) the product obtained by multiplying such amount by the percentage increase in the Consumer Price Index (as defined below) from the second calendar month preceding the calendar month containing the Commencement Date to the second calendar month preceding the calendar month containing the annual anniversary of the Commencement Date in the applicable adjustment year in which the rental increase is to occur (herein called the "CPI Adjustment"). As used herein, the term "Consumer Price Index" shall mean the Consumer Price Index for All Urban Consumers, U.S. City Average. All Items, (1982-84 = 100) issued by the United States Department of Labor, Bureau of Labor Statistics; provided, however, that if said Consumer Price Index shall cease to exist, or her changed, the term "Consumer Price Index" shall mean such other or similar index or formula as Landlord reasonably selects to measure change in the purchasing power of the U.S. Dollar. Landlord shall notify Tenant in writing when each adjustment under this Section 4.02(A) occurs. A decrease in the Consumer Price Index below the Consumer Price Index below the Consumer Price Index for the second calendar month preceding the calendar month containing the Commencement Date shall not decrease the amount of the Base Rent due hereunder or give rise to a credit in favor of Tenant. Notwithstanding the foregoing, said increase shall not be less than 4.5%.

                  (B) During each calendar year during the Lease Term, the Base Rent payable by Tenant to Landlord, as adjusted pursuant to Section 4.02(A) above, shall be increased by Tenant's Percentage Share of the Property Taxes for such year (the "Tax Adjustment").

                  (C) During each calendar year during the Lease Term, the Base Rent payable by Tenant to Landlord, as adjusted pursuant to Section 4.02(A) above, also shall be increased by Tenant's Percentage Share of the Operating Expenses paid or incurred by Landlord during such year (the "Operating Expense Adjustment").

                  (D) During each calendar year during the Lease Term, the Base Rent payable by Tenant to Landlord, as adjusted pursuant to Section 4.02(A) above, also shall be increased by Tenant's Percentage Share of the insurance Expenses for such year (the "Insurance Adjustment").

                  (E) The Tax Adjustment, the Operating Expense Adjustment dn the Insurance Adjustment are hereinafter referred to collectively as the "Tax, Operating Expense and Insurance Adjustments".)

         4.03 Adjustment Procedure; Estimates. The Tax, Operating Expense and Insurance Adjustments specified in Sections 4.02(B), 4.02(C) and 4.02(D) shall be determined and paid as follows:

                  (A) During each calendar year during the Lease Term, Landlord shall give Tenant written notice of Landlord's estimate of amounts payable under Sections 4.02(B), 4.02(D) and 4.02(D) for that calendar year. On or before the first day of each calendar month during the calendar year. Tenant shall pay to Landlord one-twelfth (1/12/th) of such estimated amounts; provided, however, that, not more often than quarterly, Landlord may, by written notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate.

                  (B) Within one hundred twenty (120) days after the close of each calendar year in which any Rent Adjustment is made or as soon thereafter as is practicable, Landlord shall deliver to Tenant a statement of that year's Property Taxes, Operating Expenses and Insurance Expenses, and the actual Tax. Operating Expense and Insurance Expense Adjustments to be made pursuant to Section 4.02(B), 4.02(C) and 4.02(D) for such calendar year, as determined and certified by Landlord (the "Landlord's Statement") and such Landlord's Statement shall be binding upon Tenant, except as provided in Section 4.04 below. If the amount of the actual Tax Adjustment, Insurance Adjustment or Operating Expense Adjustment is more than the estimated payments for the Tax Adjustment, Insurance Adjustment or Operating Expense Adjustment for such calendar year made by Tenant, Tenant shall pay the deficiency to Landlord upon receipt of Landlord's Statement. If the amount of the actual Tax Adjustment, Insurance Adjustment or Operating Expense Adjustment is less than the estimated payments for such calendar year made by Tenant, any excess shall be credited against Rent (as hereinafter defined) next payable by Tenant under this Lease or, if the Lease Term has expired, any excess thereof shall be paid to Tenant. No delay in providing the statements described in this Section 4.03(B) shall act as a waiver of Landlord's right to payment under Section 4.02(B), 4.02(C) or 4.02(D) above. Notwithstanding the foregoing, Tenant's right to receive any credit or payment pursuant to the preceding sentences of this Section 4.03(B) is conditioned on this Lease being in full force and effect and Tenant not being in default under this Lease on the date such credit or payment is due.

                  (C) If this Lease shall terminate on a day other than the end of a calendar year, the amount of the Tax, Operating Expense and Insurance Adjustments to be paid pursuant to Sections 4.02(B), 4.02(C) and 4.02(D) that is applicable to the calendar year in which such termination occurs shall be prorated on the basis of the number of days from January 1 of the calendar year to the termination date bears to
         365. The termination of this Lease shall not affect the objections of Landlord and Tenant pursuant to Sections 4.03(B) and 4.03(C) to be performed after such termination.

         4.04 Review of Landlord's Statement. Provided this Lease is in full force and effect and that Tenant is not then in default under this Lease and provided further that Tenant strictly complies with the provisions of this
Section 4.04, Tenant shall have the right, once each calendar year, to reasonably review supporting data for any portion of a Landlord's Statement that Tenant claims is incorrect, in accordance with the following procedure:

                  (A) Tenant shall, within ten (10) business days after any such Landlord's Statement is delivered, deliver a written notice to Landlord specifying the portions of the Landlord's Statement that are claimed to be incorrect, and Tenant shall simultaneously pay to Landlord all amounts due from Tenant to Landlord as specified in the Landlord's statement. Except as expressly set forth in subsection (C) below, in no event shall Tenant be entitled to withhold, deduct, or offset any monetary obligation of Tenant to Landlord under the Lease (including without limitation, Tenant's obligation to make all payments of Base Rent including the CPI Adjustment and all payments of Tenant's Tax, Operating Expense and Insurance Adjustments) pending the completion of and regardless of the results of any review of records under this
         Section 4.04. The right of Tenant under this Section 4.04 may only be exercised once for any Landlord's Statement, and if Tenant fails to meet any of the above conditions as a prerequisite to the exercise of such right, the right of Tenant under this Section 4.04 for a particular Landlord's Statement shall be deemed waived.

                  (B) Tenant acknowledges that Landlord maintains its records for the Building or the Project, if applicable, at Landlord's manager's corporate offices and Tenant agrees that any review of records under this Section 4.04 shall be at the sole expense of Tenant and shall be conducted by an independent firm of certified public accountants of national standing. Tenant acknowledges and agrees that any records reviewed under this Section 4.04 constitute confidential information of Landlord, which shall not be disclosed to anyone other than the accountants performing the review and the principals of Tenant who receive the results of the review. The disclosure of such information to any other person, whether or not caused by the conduct of Tenant, shall constitute a material breach of this Lease.

                  (C) Any  errors  disclosed  by the  review  shall be  promptly corrected by Landlord, provided, however, that if Landlord disagrees with any such claimed errors, Landlord shall have the right to cause another review to be made by an independent firm of certified public accountants of national standing. In the event of a disagreement between the two accounting firms, the review that discloses the least amount of deviation from the Landlord's Statement shall be deemed to be correct. In the event that the results of the review of records (taking into account, if applicable, the results of any additional review caused by Landlord) reveal that Tenant has overpaid obligations for a preceding period, the amount of such overpayment shall be credited against Tenant's subsequent installment obligations to pay the estimated Tax, Operating Expense and Insurance Adjustments. In the event that such results show that Tenant has underpaid its obligations for a preceding period, Tenant shall be liable for Landlord's actual accounting fees, and the amount of such underpayment shall be paid by Tenant to Landlord with the next succeeding installment obligation of estimated Tax, Operating Expense and Insurance Adjustments.

         4.05 Payment. Concurrently with the execution hereof, Tenant shall pay Landlord Base Rent for the first calendar month of the Lease Term. Thereafter the Base Rent described in Section 1.07, as adjusted in accordance with Section 4.02, shall be payable in advance on the first day of each calendar month. If the Commencement Date is other than the first day of a calendar month, the prepaid Base Rent for such partial month shall be prorated in the proportion that the number of days this Lease is in effect during such partial month bears to the total number of days in the calendar month. All Rent, and all other amounts payable to Landlord by Tenant pursuant to the provisions of this Lease, shall be paid to Landlord, without notice, demand, abatement, deduction or offset, in lawful money of the United States at Landlord's office in the Building or to such other person or any such other place as Landlord may designate from time to time by written notice given to Tenant. No payment by Tenant or receipt by Landlord of a lesser amount than the correct Rent due hereunder shall be deemed to be other than a payment on account; nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence any accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law or in equity provided.

         4.06 Late Charge; Interest. Tenant acknowledges that the late payment of Base Rent or any other amounts payable by Tenant to Landlord hereunder (al of which shall constitute additional rent to the same extent as Base Rent) will cause Landlord to incur administrative costs and other damages, the exact amount of which would be impracticable or extremely difficult to ascertain. Landlord and Tenant agree that if Landlord does not receive any such payment on or before five (5) days after the day the payment is due, Tenant shall pay to Landlord, as additional rental, (a) a late charge equal to five percent (5%) of the overdue amount to cover such additional administrative costs; and (b) interest on the delinquent amounts at the lesser of the maximum rate permitted by law if any or twelve percent (12%) per annum from the date due to the date paid.

         4.07 Additional Rent. For purposes of this Lease, all amounts payable by Tenant to Landlord pursuant to this Lease, whether or not denominated as such, shall constitute additional rental hereunder. Such additional rental, together with the Base Rent and Rent Adjustments, shall sometimes be referred to in this Lease as "Rent".

         4.08 Additional Taxes. In addition to the Rent and other charges to be paid by Tenant hereunder. Tenant shall reimburse Landlord upon demand for all taxes payable by or imposed upon Landlord upon or with respect to: any fixtures or personal property located in the Premises; any leasehold improvements made in or to the Premises by or for Tenant; the Rent payable hereunder, including, without limitation, any gross receipts tax, license fee or excise tax levied by any governmental authority; the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of any portion of the Premises (including, without limitation, any applicable possessory interest taxes); or this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

                           ARTICLE V -SECURITY DEPOSIT

         5.01 Upon the execution of this Lease, Tenant shall deposit with Landlord the Security Deposit described in Section 1.09 above. The Security Deposit is made by Tenant to secure the faithful performance of all the terms, covenants and conditions of this Lease to be performed by Tenant. If Tenant shall default with respect to any covenant or provision hereof, Landlord may use, apply or retain all or any portion of the Security Deposit to cure such default or to compensate Landlord for any loss or damage which landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Security Deposit, Tenant shall immediately upon written demand deposit cash with landlord in an amount sufficient to restore the Security Deposit to the full amount hereinabove stated. Landlord shall not be required to keep the Security Deposit separate from its general accounts and Tenant shall not be entitled to interest on the Security Deposit. Within thirty (30) days after the expiration of the Lease Term and the vacation of the Premises by Tenant, the Security Deposit, or such part as has not been applied to cure the default, shall be returned to Tenant. In the event of any bankruptcy or other proceeding initiated by or against Tenant, it is agreed that all such Security Deposit held hereunder shall be deemed to be applied by Landlord to rent, sales tax and all other charges due from Tenant to landlord for the last month of the Term and each preceding month until such security Deposit is fully applied.

                           ARTICLE VI -USE OF PREMISES

         6.01 Tenant's Permitted Use. Tenant shall use the Premises only for Tenant's Permitted Use as set forth in Section 1.10 above and shall not use or permit the Premises to be used for any other purpose. Tenant shall, at its sole cost and expense, obtain all governmental licenses and permits required to allow Tenant to conduct Tenant's Permitted Use. Landlord disclaims any warranty that the Premises are suitable for Tenant's use and Tenant acknowledges that it has had a full opportunity to make its own determination in this regard.

         6.02     Compliance With Laws and Other Requirements.

                  (A) Tenant shall cause the Premises to comply in all material respects with all laws, ordinances, regulations and directives of any governmental authority having jurisdiction including without limitation any certificate of occupancy and any law, ordinance, regulation, covenant, condition or restriction affecting the Building or the Premises which in the future may become applicable to the Premises (collectively "Applicable Laws").

                  (B) Tenant shall not use the Premises, or permit the Premises to be used, in any manner which: (a) violates any Applicable Law; (b) causes or is reasonably likely to cause damage to the Building, the Project, if applicable, or the Premises; (c) violates a requirement or condition of any fire and extended insurance policy covering the Building or the Project, if applicable, and/or the Premises, or increases the cost of such policy; (d) constitutes or is reasonably likely to constitute a nuisance, annoyance or inconvenience to other tenants or occupants of the Building or the Project, if applicable, or their equipment, facilities or systems; (e) interferes with, or is reasonably likely to interfere with, the transmission or reception of microwave, television, radio, telephone or other communication signals by antennae or other facilities located in the Building or the Project, if applicable; or (f) violates the Rules and Regulations described in
         Article XX.

                  (C) In addition to any other amounts payable by Tenant to Landlord hereunder, Tenant shall pay to Landlord, as and when billed to Tenant and as additional rental, Tenant's Percentage Share of the cost of any improvements, capital expenditures, repairs or replacements to the Building or the Project, if applicable, or any equipment or machinery used in connection with the Building or the Project, if applicable, if any such item is required under any Applicable Law as of the date of this Lease and throughout the Lease Term; provided, however, that any such costs which are properly charged to a capital throughout the Lease Term; provided, however, that any such costs which are properly charged to a capital account (together with reasonable financing charges) shall be amortized for purposes of this Lease over the shorter of (i) their useful lives, or (ii) three (3) years and only the annual amortization amount (prorated based on the number of days of the Lease term in the calendar year) shall be payable by the Tenant with respect to any calendar year.

         6.03     Hazardous Materials.

                  (A) No Hazardous Materials (as defined herein) shall be Handled (as defined herein) upon, about, above or beneath the Premises or any portion of the Building or the Project, if applicable, by or on behalf of a Responsible Party (as defined herein), unless the Hazardous Materials are listed in Exhibit 1) hereto and then only the quantities listed in the exhibit. Any such Hazardous Materials so Handled, or the presence or migration of which is a result of the act or omission of a Responsible Party, shall be known as Tenant's Hazardous Materials. Notwithstanding the foregoing, Landlord acknowledges that, due to Tenant's permitted use of the Premises, as indicated in Paragraph 6.01 of this Lease, Tenant will occasionally Handle Hazardous Materials on the Premises which are in transit to their final destination; however, such presence and Handling of Hazardous Materials shall be in compliance with all applicable federal, state, local and environmental laws and regulations and the following guidelines: (i) no nuclear or explosive materials will be Handled by Tenant on the Premises, except such radioactive isotopes as Tenant may Handle from time to time; provided that such Handling shall be in accordance with the U.S. Department of Transportation regulations and the International Airtransport Association Dangerous Goods regulations; (ii) all Hazardous Materials will be Handled in a well-marked area which is segregated from other storage and handling areas and is used exclusively for hazardous materials; (iii) Hazardous Materials will be Handled in such a way that any such Materials which are incompatible or reactive to each other shall be kept separate at all times such Materials are on the Premises; (iv) Hazardous Materials shall only be Handled on the Premises for a maximum period for twenty-four (24) hours; (v) Tenant shall provide written documents or other written evidence to Landlord upon execution of the Lease that all personnel who are responsible for the Handling or other contact with Hazardous Materials have been properly trained, in accordance with any applicable laws and/or regulations, to handle spills of Hazardous Materials and that the required, appropriate spill response equipment is maintained on site; (vi) Tenant will provide Landlord with written evidence that it is maintaining the appropriate insurance coverage for the occasional presence of such hazardous Materials on the Premises upon execution of this Lease; and (vii) Tenant will provide Landlord with written evidence that all of its employees whose responsibilities include driving Tenant's trucks or other vehicles are licensed in accordance with state, federal and local laws and regulations to transport and Handle Hazardous Materials. Also, notwithstanding the foregoing, normal quantities of those Tenant Hazardous Materials customarily used int he conduct of general administrative and executive office activities (e.g., copier fluids and cleaning supplies) may be Handled at the Premises without Landlord's prior written consent.

                  (B) Tenant's Hazardous materials shall be Handled at all times in compliance with the manufacturer's instructions therefor and all applicable Environmental Laws (as defined herein). Tenant's Hazardous Materials shall not be disposed of, released, discharged or permitted to spill, leak or migrate upon about, above or beneath the premises or any portion of the Building.

                  (C) Tenant agrees to maintain only the Hazardous Materials listed in Schedule 1 to Exhibit D in or at the Premises or the Building and only in the quantities listed in Schedule 1 to Exhibit D. Tenant further agrees that changes to the type and quantities of such Tenant's Hazardous materials may be done only with the prior written consent of the Landlord, which consent shall not be unreasonably withheld. Tenant further agrees that Landlord shall have the right to inspect the Building to verify the types and quantities of the materials stored therein.

                  (D) Notwithstanding the obligation of Tenant to indemnify Landlord pursuant to this Lease, Tenant shall, at its sole cost and expense, promptly take all actions required by any Regulatory Authority, or necessary for landlord to make full economic use of the Premises or any portion of the Building, or the Project, if applicable, which requirements or necessity arises from the Handling, presence or migration of Tenant's Hazardous Materials upon, about, above or beneath the Premises or any portion of the Building, or the Project, if applicable. Such actions shall include, but not be limited to, the investigation of the environmental condition of the Premises or any portion of the Building, or the Project, if applicable, the preparation of any feasibility studies or reports and the performance of any cleanup, remedial, removal or restoration work. Tenant shall take all actions necessary to restore the Premises or any portion of the Building or Project, if applicable, to the condition existing prior to the introduction of Tenant's Hazardous Materials, notwithstanding any less stringent standards or remediation allowable under applicable Environmental Laws. Tenant shall nevertheless obtain Landlord's written approval prior to undertaking any actions required by this Section, which approval shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on the Premises or any portion of the Building or the Project, if applicable.

                  (E) Tenant  shall  immediately  notify  Landlord  of : (i) its knowledge of any disposal, release, discharge, spill, leak on, about, above, o beneath, or any migration to or from the Premises or the Building of Hazardous Materials, (ii) any inspection, enforcement, cleanup or the other regulatory action taken or threatened by any Regularly Authority with respect to any Hazardous Materials on, about, above, beneath or from the Premises or the Building or the migration thereof from or to other property, (iii) any demands or claims made or threatened by any part relating to any loss or injury claimed to have resulted from any Hazardous Materials on, about, above, beneath or from the Building, and (iv) any matters where Tenant is required by Law to give a notice to any Regulatory Authority concerning Hazardous materials on or from the Premises or the Building. landlord shall have the right but not the obligation to notify Regulatory Authorities concerning actual and claimed violations of this Article.

                  (F) Tenant agrees to execute affidavits, representations and the like from time to time at landlord's request stating Tenant's best knowledge and belief regarding the presence of Hazardous Materials in the Premises or in or at the Building.

                  (G) "Environmental Laws" means and includes all now and hereafter existing statutes, laws, ordinances, codes, regulations, rules, rulings, orders, decrees, directives, policies and requirements by any federal, state or local governmental authority regulating, relating to, or imposing liability or standards of conduct concerning public health and safety or the environment.

                  (H) "Hazardous Materials" means: (a) any material or substance: (i) which is defined or becomes defined as a "hazardous substance", "hazardous waste," "infectious waste," "chemical mixture or substance," or "air pollutant" under Environmental Laws; (ii) containing petroleum, crude oil or any fraction thereof; (iii) containing polychlorinated biphenyls (PCB's); (iv) containing asbestos;
         (v) which is radioactive; (b) any other material or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by Environmental Laws, or (c) material s which cause a nuisance upon or waste to the Premises or any portion of the Building or the Project, if applicable.

                  (I) "Handle," "handle," "Handled," "handled," "Handling" or "handling" shall mean any installation, handling, generation, storage, treatment, use, disposal, discharge, release, manufacture, refinement, emission, abatement, removal, transportation, or any other activity of any type in connection with or involving Hazardous Materials.

                  (J) "Responsible Party" shall mean Tenant, its subtenants and its assignees, and their respective contractors, clients, officers, directors, employees, agents, and invitees, or any of them, as the case may be.

                  (K) "Regulatory Authority" shall mean any federal, state or local governmental agency, commission, board or political subdivision.

                       ARTICLE VII -UTILITIES AND SERVICES

         7.01 Services. Landlord shall permit Tenant to use any existing utility service connection into the Premises and Tenant, at its sole expense, shall arrange with the appropriate utility company to install all necessary connections and without fail to maintain in continuous operation during the entire term of the Lease, all such utility service, whether or not Tenant is in actual possession of the Premises. Tenant shall pay to the appropriate utility company or other provider directly, or at Landlord's election as provided in
Section 7.02 below, to Landlord, for all water, gas, heat, electricity, light, power, sweeping and other janitorial services, rubbish and trash disposal, pest and rodent control, sewer, steam, fire protection, alarm or other security services and any other utilities and services supplied in, about or related to the Premises, together with any taxes thereon, connection charges and deposits, and also shall pay for all electrical light bulbs, lamps and tubes in connection therewith. landlord reserves the right during the Term of this Lease to grant easements or public utility purposes on, over, or below the Premises without any abatement in rent, provided that said easements do not unreasonably interfere with the normal operation of the business conducted by Tenant in the Premises. Landlord shall not be required to pay for any service, supplies or upkeep in connection with the Premises. Landlord shall not be required to pay for any service, supplies or upkeep in connection with the Premises. Tenant shall arrange for and pay for all telephone and other communication services and equipment, including any additions or alterations to the existing telephone service boards and conduit, which shall be completed without interference to the service and/or equipment of other tenants in the Building or the Project, if applicable, and which shall be appropriately labeled upon the termination of this Lease.

         7.02 Separate Metering. If any utilities are not separately metered for the Premises, Landlord may: (i) require that Tenant make reasonable arrangements to share such utilities with the other parties whose premises are on such meter,
(ii) require that Tenant pay Landlord a share of such utilities based on the Rentable Area of the Premises as a percentage of the total rentable area of occupied space that is jointly metered, or (iii) require that Tenant pay Landlord a share of such utilities based on consumption estimates of Landlord's engineer or consultant (in which case, such engineer's or consultant's fees and costs shall be added to the utility bills). In such case, either Landlord or Tenant may elect to install separate meters (but the costs of installing, maintaining and reading such meters shall be borne by Tenant). landlord may reasonably estimate in advance any amounts payable by Tenant to Landlord hereunder and Tenant shall pay such amounts within ten (10) days after the same are billed, subject to periodic adjustment (and additional payment by Tenant or credit or refund by landlord) after the actual amounts have been determined.

         7.03 Installation, Connection and Use of Utility Equipment. Tenant shall install and connect all equipment and lines required to supply such utilities to the extent not already available at or serving the Premises, or at Landlord's option shall repair, alter or replace any such existing items (or Tenant shall share the costs thereof for any equipment shared with other tenants), subject to the terms of Section 2.02 hereof. Tenant shall maintain, repair and replace all such items, operate the same, and keep th same in good working order, condition and repair, as provided in Section 8.02. Tenant shall not install any equipment or fixtures, or use the same, so as to exceed the safe and lawful capacity of any utility equipment or lines serving the same. The installation, alteration, replacement or connection of any utility equipment and lines shall be subject to the requirements for Alternations of the Premises set forth in Article 9. Tenant shall ensure that any supplemental HVAC equipment is installed and all HVAC equipment is operated at all times in a manner to prevent roof leaks, damage or noise due to vibrations or improper installation, maintenance or operation. Tenant shall at all times keep the Premises sufficiently heated to avoid freezing of pipes.

         7.04 Interruption of Services. Landlord shall not be liable for any failure to furnish, stoppage of, or interruption in furnishing any of the services or utilities described in Section 7.01, when such failure is caused by accident, breakage, repairs, strike, lockouts, labor disputes, labor disturbances, governmental regulation, civil disturbances, acts of war, moratorium or other governmental action, or any other cause beyond Landlord's reasonable control, and, in such event, Tenant shall not be entitled to and damages nor shall any failure or interruption abate or suspend Tenant's obligation to pay Base Rent and additional rent required under this Lease or constitute or be construed as a constructive or other eviction of Tenant. Further, in the event any governmental authority or public utility promulgates or revises any law, ordinance, rule or regulation, or issues mandatory controls or voluntary controls relating to the use or conservation of energy, water, gas, light or electricity, the reduction of automobile or other emissions, or the provision or any other utility or service, Landlord may take any reasonably appropriate action to comply with such law, ordinance, rule, regulation, mandatory control or voluntary guideline and Tenant's obligations hereunder shall not be affected by any such action of Landlord. The parties acknowledge that safety and security devices, services and programs provided by landlord, if any, while intended to deter crime and ensure safety, may not in given instances prevent theft or other criminal acts, or ensure safety of persons or property. The risk that any safety or security device, service or program may not be effective, or may malfunction, or be circumvented by a criminal, is assumed by Tenant with respect to Tenant's property and interests, and Tenant shall obtain insurance coverage to the extent Tenant desires protection against such criminal acts and other losses, as further described in this Lease. Tenant agrees to cooperate in any reasonable safety or security program developed by Landlord or required by Law.

         Any amounts which Tenant is required to pay to Landlord pursuant to this Article VII shall be payable upon demand by Landlord and shall constitute additional rent or Rent under this Lease.

                      ARTICLE VIII -MAINTENANCE AND REPAIRS

         8.01     Landlord's Obligations.

                  (A) During the Lease Term, Landlord shall, at its expense, maintain only the foundation and the structural soundness of the exterior walls (excluding all windows, plate glass, doors and pest control and extermination) of the portion of the Building containing the Premises in good working order, repair and condition except for reasonable wear and tear. Landlord also shall maintain, at its expense, subject to reimbursement as part of Operating Expenses, the roof, downspouts and fire safety sprinkler system of the Building. If Tenant determines that any such repair or maintenance by Landlord is required, Tenant shall promptly give written notice to Landlord of the need for such repair or maintenance and unless Landlord in good faith disagrees with such determination by Tenant, Landlord shall proceed with reasonable promptness to perform such maintenance. Landlord shall not be liable to Tenant, except as otherwise expressly provided in this Lease, for any damage or inconvenience. Tenant shall not be entitled to any abatement or reduction of Rent by reason of any repairs, alterations or additions made by landlord under this Lease.

                  (B) Tenant shall, at its sole cost, pay for any damage to the foundation and/or external walls of the Building, or the Project, if applicable, caused by any act, omission, negligence or fault of Tenant or any employee, agent or contractor of Tenant.

         8.02 Tenant's Obligations. During the Lease Term, Tenant shall, at its risk and at its own sole cost and expense, maintain all other parts of the Building and other improvements in or on the Premises in good working order, repair and condition (including all necessary replacements), including, but not limited to, HVAC systems, all glass elements, doors (including dock doors), dock bumpers, light bulbs, light fixtures, regular mowing of any grass, trimming, weed removal, and regular removal of debris. However, in a multi-occupancy Building, Landlord reserves the right to perform lawn and other common area maintenance (including, without limitation, exterior painting and maintenance of any HVAC system serving the common areas of the Building or serving the Premises as well as other premises in the Building) and in such instance Tenant agrees to pay Landlord for lawn and other common area maintenance (including, without limitation, exterior painting and HVAC maintenance) based on Tenant's Percentage Share with respect to Operating Expenses, as provided in Article IV hereof (or, with respect to HVAC maintenance, based on the ratio of the Rentable Area of the Premises to the rentable area of all premises served by said HVAC system). Tenant shall take good care of all property and its fixtures, including all landscaping, and suffer no waste. Tenant shall engage a certified pest control firm to perform regular (not less frequent than monthly but more frequent if Landlord determines the need therefor) extermination for pests including, but not limited to, roaches, rodents and termites. Should Tenant neglect to keep and maintain the Premises as required herein, the Landlord shall have the right, but not the obligation, to have the work done and any reasonable costs plus a ten percent (10%) overhead charge therefor shall be charged to tenant as additional rental and shall become payable by tenant with the payment of the rental next due under this Lease. In connection with Tenant's maintenance and repair of the HVAC systems, Tenant shall provide Landlord during the Term of this Lease and any renewal hereof with a duplicate original of a maintenance contract, in form and substance acceptable to Landlord, with an HVAC maintenance firm acceptable to Landlord. Further Tenant shall be responsible for, and upon demand by landlord shall promptly reimburse Landlord for, any damage to any portion of the Project, if applicable, the Building or the Premises caused by (a) Tenant's activities in the Building or the Premises; (b) the performance or existence of any alternations, additions or improvements made by Tenant in or to the Premises; (c) the installation, use, operation or movement of Tenant's property in or about the Building or the Premises; or (d) any act or omission by Tenant or its officers, partners, employees, agents, contractors or invitees.

         8.03 Repair Damage. Tenant shall, at its own cost and expense, repair or replace any damage or injury to all or any part of the Premises, the Building and the Project, if applicable, caused by Tenant or Tenant's agents, employees, invitees, licensees or visitors; provided, however, if Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make such repairs or replacements and Tenant shall reimburse the cost, plus a ten percent (10%) overhead charge therefor, to Landlord on demand.

         8.04 No Waste. Tenant shall not commit or allow any waste or damage to be committed on any portion of the Premises.

         8.05 Landlord's Rights. Landlord and its contractors shall have the right, at all reasonable times and upon prior oral or telephone notice to Tenant at the Premises, other than in the case of any emergency in which case no notice shall be required, to enter upon the Premises to make any repairs to the Premises or the Building reasonably required or deemed reasonably necessary by Landlord and to erect such equipment, including scaffolding, as is reasonably necessary to effect such repairs. During the pendency of such repairs, Landlord shall use reasonable efforts to minimize any material interruption of Tenant's business; provided, that if such repairs by Landlord are required to remedy an emergency situation or to cure a breach or default by Tenant under this Lease, Landlord shall not be obligated to minimize such interference.

               ARTICLE IX -ALTERATIONS, ADDITIONS AND IMPROVEMENTS

         9.01 Landlord's Consent; Conditions. Tenant shall not make or permit to be made any alternations, additions, or improvements in or to the Premises ("Alterations") without the prior written consent of Landlord, which consent, with respect to non-structural alterations, shall not be unreasonably withheld or delayed. Landlord may impose as a condition to making any Alterations such requirements as Landlord in its sole discretion deems necessary or desirable including without limitation: Tenant's submission to Landlord, for Landlord's prior written approval, of all plans and specifications relating to the Alterations; Landlord's prior written approval of the time or times when the Alterations are to be performed; Landlord's prior written approval of the contractors and subcontractors performing work in connection with the Alterations; employment only of union contractors and subcontractors who shall not cause labor disharmony; Tenant's receipt of all necessary permits and approvals from all governmental authorities having jurisdiction over the Premises prior to the construction of the Alterations; Tenant's delivery to Landlord of such bonds and insurance as Landlord shall reasonably require; and Tenant's payment to Landlord of all costs and expenses incurred by Landlord because of Tenant's Alterations, including but not limited to costs incurred in reviewing the plans and specifications for, and the progress of, the Alterations. Tenant is required to provide Landlord written notice of whether the Alterations include the Handling of any Hazardous Materials and whether these materials are of a customary and typical nature for industry practices. upon completion of the Alterations, Tenant shall provide Landlord with copies of as-built plans. Neither the approval by Landlord of plans and specifications relating to any Alterations nor Landlord's supervision or monitoring of any Alterations shall constitute any warranty by Landlord to Tenant of the adequacy of the design for Tenant's intended use or the proper performance of the Alterations.**/

         9.02 Performance of Alterations Work. All work relating to the Alterations shall be performed in compliance with the plans and specifications approved by landlord, all applicable laws, ordinances, rules, regulations and directives of all governmental authorities having jurisdiction (including without limitation Title 24 of the California Administrative Code) and the requirements of all carriers of insurance on the Premises and the Building, the Board of Underwriters, Fire Rating Bureau, or similar organization. All work shall be performed in a diligent, first class manner and so as not to unreasonably interfere with any other tenants or occupants of the Building or the Project, if applicable. All costs incurred by Landlord relating to the Alterations shall be payable to Landlord by Tenant as additional rent upon demand. No asbestos-containing materials shall be used or incorporated in the Alterations. No lead-containing surfacing material, solder, or other construction materials or fixtures where the presence of lead might create a condition or exposure not in compliance with Environmental Laws shall be incorporated in the Alterations.

         9.03 Liens. Tenant shall pay when due all costs for work performed and material supplied to the Premises. Tenant shall keep Landlord, the Premises and the Building free from all liens, stop notices and violation notices relating to the Alterations or any other work performed for, materials furnished to or obligations incurred by or for Tenant and Tenant shall protect, indemnify, hold harmless and defend Landlord, the Premises and the Building of and from any and all loss, cost, damage, liability and expense, including attorneys' fees, arising out of or related to any such liens or notices. Further, Tenant shall give Landlord not less than seven (7) business days prior written notice before commencing any Alterations in or about the Premises to permit Landlord to post appropriate notices of non-responsibility. Tenant shall also secure, prior to commencing any Alternations, at Tenant's sole expense, a completion and lien indemnity bond satisfactory to Landlord for such work. During the progress of such work, Tenant shall, upon Landlord's request, furnish Landlord with sworn contractor's statements and lien waivers covering all work theretofore performed. Tenant shall satisfy or otherwise discharge all liens, stop notices or other claims or encumbrances within ten (10) days after Landlord notifies Tenant in writing that any such lien, stop notice, claim or encumbrance has been filed. If Tenant fails to pay and remove such lien, claim or encumbrance within such ten (10) days, Landlord, at its election, may pay and satisfy the same and in such event the sums so paid by landlord, with interest from the date of payment at the rate set forth in Section 4.06 hereof for amounts owed Landlord by Tenant shall be deemed to be additional rent due and payable by Tenant at once without notice or demand.

         9.04 Removal of Alterations. All Alterations shall become a part of the Premises and shall become the property of Landlord upon the expiration or earlier termination of this Lease, unless Landlord shall, by written notice given to Tenant, require Tenant to remove some or all of Tenant's Alterations, (whether installed during the Term of this Lease or any previous occupancy of the Premises by Tenant), in which event Tenant shall promptly remove the designated Alterations and shall promptly repair any resulting damage, all at Tenant's sole expense. All business and trade fixtures, machinery and equipment, furniture, movable partitions and items of personal property owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant; upon the expiration or earlier termination of this Lease. Tenant shall, at its sole expense, remove all such items and repair any damage to the Premises or the Building caused by such removal. If Tenant fails to remove any such items or repair such damage promptly after the expiration of earlier termination of the Lease, Landlord may, but need not, do so with no liability to Tenant, and Tenant shall pay Landlord the cost thereof upon demand. notwithstanding the foregoing to the contrary, in the event Landlord gives its consent, pursuant to the provisions of Section 9.01 of this Lease, to allow Tenant to make an Alteration in the Premises, Landlord agrees, upon Tenant's written request, to notify Tenant in writing at the time of the giving of such consent whether Landlord will require Tenant, at Tenant's cost, to remove such Alteration at the end of the Lease Term.

                    ARTICLE X -INDEMNIFICATION AND INSURANCE

         10.01 Indemnification.

                  (A) Tenant agrees to protect, indemnify, hold harmless and defend Landlord and any Mortgagee, as defined herein, and each of their respective partners, directors, officers, agents and employees, successors and assigns, regardless of any negligence of, or imputed to Landlord as owner of the Building, Premises or underlying real property, from and against:

                           (i) any and all loss, cost, damage, liability or expense as incurred (including but not limited to actual attorneys'; fees and legal costs) arising out of or related to any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury, including death, or property damage sustained by such person or persons which arises out

--------------
     **/ Notwithstanding the foregoing and the provisions of Article 9.01 Tenant may make non-structural alterations to the interior of the Premises costing less than $5,000.00 without obtaining the Landlord's consent.



         of, is occasioned by or is in any way attributable to the use or occupancy of the Premises or any portion of the Building or the Project, if applicable, by Tenant or the acts or omissions of Tenant or its agents, employees, contractors, clients, invitees or subtenants except that caused by the sole active negligence of Landlord or its agents or employees. Such loss or damage shall include, but not be limited to, any injury or damage to, or death of, Landlord's employees or agents or damage to the Premises or any portion of the Building or the Project, if applicable.

                           (ii) any and all environmental damages which arise from: (i) the Handling, presence or migration of any Tenant's Hazardous Materials, as defined in Section 6.03 or (ii) the breach of any of the provisions of this Lease. For the purpose of this Lease, "environmental damages" shall mean (a) all claims, judgments, damages, penalties, fines, costs, liabilities, and losses (including without limitation, diminution in the value of the premises or any portion of the Building or the Project, if applicable, damages for the loss of or restriction on the use of rentable or usable space or of any amenity of the Premises or any portion of the Building or the Project, if applicable, and from any adverse impact of Landlord's marketing of space); (b) all reasonable sums paid for settlement of claims, attorneys' fees, consultants' fees and experts' fees; and (c) all costs incurred by Landlord in connection with investigation or remediation relating to the Handling of Tenant's Hazardous Materials, whether or not required by Environmental Laws, necessary for Landlord to make full economic use of the Premises or any portion of the Building or the Project, if applicable, or otherwise required under this Lease. To the extent that Landlord is strictly liable under any Environmental Laws, Tenant's obligation to Landlord and the other indemnities under the foregoing indemnification shall likewise be without regard to fault on Tenant's part with respect to the violation of any Environmental Law which results in liability to the indemnitee. Tenant's obligations and liabilities pursuant to this Section 10.01 shall survive the expiration or earlier termination of this Lease.

                           (iii) any and all testing or investigation as may be requested by any governmental agency or lender for the purpose of investigating the presence of Tenant's Hazardous Materials that may not be in compliance with Environmental Laws.

                  (B) Notwithstanding anything to the contrary contained herein, nothing shall be interpreted or used to in any way affect, limit, reduce or abrogate any insurance coverage provided by any insurers to either Tenant or Landlord.

                  (C) Notwithstanding anything to the contrary contained in this Lease, nothing herein shall be construed to infer or imply that Tenant is a partner, joint venturer, agent, employee, or otherwise acting by or at the direction of Landlord.

         10.02    Property Insurance.

                  (A) At all times during the Lease Term, Tenant shall procure and maintain, at its sole expense, "all-risk" property insurance, for damage or other loss caused by fire or other casualty or cause including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting of pipes, explosion, in any amount not less than one hundred percent (100%) of the replacement cost covering (a) all leasehold improvements in and to the Premises and (b) Tenant's trade fixtures, equipment, business records and other personal property from time to time situated in the Premises, including, without limitation, all floor and wall coverings. The proceeds of such insurance shall be used for the repair or replacement of the property so insured, except that if not so applied or if this Lease is terminated following a casualty, the proceeds applicable to the leasehold improvements shall be paid to Landlord and the proceeds applicable to Tenant's personal property shall be paid to Tenant.

                  (B) At all times during the Lease Term, Tenant shall procure and maintain business interruption insurance in such amount as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils insured against in Section 10.02(A).

                  (C) Landlord shall at all times during the Lease Term procure and maintain "all-risk" property insurance in the amount not less than ninety percent (90%) of the insurable replacement cost covering the Building in which the Premises are located and such other insurance as may be required by a Mortgagee or otherwise desired by Landlord.

         10.03    Liability Insurance.

                  (A) At all times during the Lease Term, Tenant shall procure and maintain, at its sole expense, commercial general liability insurance applying to the use and occupancy of the Premises and the business operated by Tenant. Such insurance shall have a minimum combined single limit of liability of at least Two Million Dollars ($2,000,000) per occurrence and a general aggregate limit of at least Two Million Dollars, ($2,000,000). All such policies shall be written to apply to all bodily injury, property damage, personal injury losses and shall be endorsed to include Landlord and its agents, beneficiaries, partners, employees, and any deed of trust holder or mortgagee of Landlord or any ground lessor as additional insured. (A list of the current persons and entities to be named as additional insureds is attached hereto as Exhibit E.) Such liability insurance shall be written as primary policies, not excess or contributing with or secondary to any other insurance as may be available to the Landlord or additional insured.

                  (B)  Prior  to the  sale,  storage,  use  or  giving  away  of alcoholic beverages on or from the Premises by Tenant or another person, Tenant, at its own expense, shall obtain a policy or policies of insurance issued by a responsible insurance company and in a form acceptable to Landlord saving harmless and protecting Landlord and the Premises against any and all damages, claims, liens, judgments, expenses and costs, including actual attorney's fees, arising under any present or future law, statute, or ordinance of the State of California or other governmental authority having jurisdiction of the Premises, by reason of any storage, sale, use or giving away of alcoholic beverages on or from the Premises. Such policy or policies of insurance shall have a minimum combined single limit of One Million Dollars ($1,000,000) per occurrence and shall apply to bodily injury, fatal or nonfatal; injury to means of support; and injury to property of any person. Such policy or policies of insurance shall name the Landlord and its agents, beneficiaries, partners, employees and any mortgagee of Landlord or any ground lessor of Landlord as additional insureds. (A list of the current persons and entities to be named as additional insureds is attached hereto as Exhibit E.)

                  (C) Landlord shall, at all times during the Lease Term, procure and maintain commercial general liability insurance for the Building and Common Area in which the Premises are located. Such insurance shall have minimum combined single limit of liability of at least Two Million Dollars ($2,000,000) per occurrence, and a general aggregate limit of at least Two Million Dollars ($2,000,000).

         10.04 Workers' Compensation Insurance. At all times during the Lease Term, Tenant shall procure and maintain Workers' Compensation Insurance in accordance with the laws of the State of California, and Employers' Liability insurance with a limit not less than One Million Dollars ($1,000,000) Bodily Injury Each Accident; One Million Dollars ($1,000,00) Bodily Injury By Disease - Each Person; and One Million Dollars ($1,000,000) Bodily Injury by Disease - Policy Limit.

         10.05 Automobile Liability Insurance. At all times during the Lease Term, Tenant shall provide and maintain at its sole expense, commercial automobile liability insurance including owned, non-owned and hired vehicles, applying to the use of any vehicles arising out of the operations of Tenant. Such insurance shall apply to bodily injury and property damage in a combined single limit of not less than One Million Dollars ($1,000,000) per accident.

         10.06 Plate Glass Insurance. At any time during the Lease Term when there is plate glass in or on the Premises, Tenant shall procure and maintain, at its sole expense, plate glass insurance covering all the plate glass of the Premises in amounts satisfactory to Landlord.

         10.07 Warehouseman's Insurance. At any time during the Lease Term when Tenant's use of the Premises includes or involves any activity as a bonded agent, consignee or warehouseman, Tenant shall procure and maintain, at its sole expense, insurance covering all goods and materials held at the Premises in such capacity, providing protection against all damage, loss, theft, or other peril which may occur in connection therewith in an amount not less than Five Million Dollars ($5,000,000.00).

         10.08 Policy Requirements. All insurance required to be maintained by Tenant shall be issued by insurance companies authorized to do insurance business in the State of California and related not less than A-VIII in Best's Insurance Guide or a Standard and Poor's claims paying ability rating of not less than AA. A certificate of insurance (or, at Landlord's option, copies of the applicable policies) evidencing the insurance required under this Article X shall be delivered to landlord not less than thirty (30) days prior to the Commencement Date. No such policy shall be subject to cancellation or modification without thirty(30) days prior written notice to Landlord and to any deed of trust holder, mortgagee or ground lessor designated by Landlord to Tenant. Tenant shall furnish Landlord with a replacement certificate with respect to any insurance not less than thirty (30) days prior to the expiration of the current policy. Tenant shall have the right to provide the insurance required by this Article X pursuant to blanket policies, but only if such blanket policies expressly provide coverage to the Premises and the Landlord as required by this Lease.

         10.09 Waiver of Claims. Except for claims arising from Landlord's intentional or grossly negligent acts that are not covered by Tenant's insurance hereunder, Tenant waives all claims against Landlord of injury or death to persons, damage to property or to any other interest of Tenant sustained by Tenant or any party claiming through Tenant resulting from: (i) any occurrence in or upon the Premises, (ii) leaking of roofs, bursting, stoppage or leaking of water, gas, sewer or steam pipes or equipment, including sprinklers, (iii) wind, rain, snow, ice, flooding, freezing, fire, explosion, earthquake, excessive heat or cold, fire or other casualty, (iv) the Building, Premises, systems or equipment therefor being defective, out of repair, or failing, and (v) vandalism, malicious mischief, theft or other acts or omissions or any other parties including, without limitation, other tenants, contractors and invitees. To the extent that Tenant is required to or does carry insurance hereunder, Tenant agrees that Tenant's property loss risks shall be borne by such insurance, and Tenant agrees to look solely to and seek recovery only from its insurance carriers in the event of such losses; for purposes hereof, any deductible amount shall be treated as though it were recoverable under such policies.

         10.10 Waiver of Subrogation. Each party hereby waives any right of recovery against the other for injury or loss covered by insurance or required to be covered, to the extent of the injury or loss covered thereby. Any policy of insurance to be provided by Tenant pursuant to this Article X shall contain a clause denying the insurer any right of subrogation against Landlord.

         10.11 Failure to Insure. If Tenant fails to maintain any insurance which Tenant is required to maintain pursuant to this Article X, Tenant shall be liable to Landlord for any loss of cost resulting from such failure to maintain. Tenant may not self-insure against any risks required to be covered by insurance without Landlord's prior written consent.

                        ARTICLE XI -DAMAGE OR DESTRUCTION

         11.01 Total Destruction. Except as provided in Section 11.03 below, this Lease shall automatically terminate if the Building is totally destroyed.

         11.02 Partial Destruction of Premises. If the Premises are damaged by any casualty and, in landlord's opinion, the Premises (exclusive of any Alterations made to the Premises by Tenant) can be restored to its pre-existing condition within one hundred eighty (180) days after the date of the damage or destruction using only the insurance proceeds made available to Landlord, Landlord shall, upon written notice from Tenant to Landlord of such damage, except as provided in Section 11.03, promptly and with due diligence use available insurance proceeds to repair any damage to the Premises (exclusive of any Alterations to the Premises made by Tenant, which shall be promptly repaired by Tenant at its sole expense) and, until such repairs are completed, the Rent shall be abated from the date of damage or destruction in the same proportion that the rentable area of the portion of the Premises which is unusable by Tenant in the conduct of its business bears to the total rentable area of the Premises. If such repairs cannot, in Landlord's opinion, either (i) be made within said one hundred eighty (180) day period, or (ii) be completed using only the insurance proceeds made available to Landlord, then Landlord may, at its option, exercisable by written notice given to Tenant within thirty (30) days after the date of the damage or destruction, elect to make the repairs within a reasonable time after the damage or destruction, in which event this Lease shall remain in full force and effect but the Rent shall be abated as provided in the preceding sentence; if Landlord does not so elect to make the repairs, then either Landlord or Tenant shall have the right, by written notice given to the other within sixty (60) days after the date of the damage or destruction, to terminate this Lease as of the date of the damage or destruction.

         11.03 Exceptions to Landlord's Obligations. Notwithstanding anything to the contrary contained in this Article XI, Landlord shall have no obligation to repair the Premises if either: (a) the Building in which the Premises are located is so damaged as to require repairs to the Building exceeding twenty percent (20%) of the full insurable value of the Building; or (b) Landlord elects to demolish the Building in which the Premises are located; or (c) the damage or destruction occurs less than two (2) years prior to the Expiration Date, exclusive of option periods. In addition, Landlord's obligation to repair as set forth in this Article XI shall be limited to the extent of insurance proceeds made available to Landlord. Further, Tenant's Rent shall not be abated if either (i) the damage or destruction is repaired within five (5) business days after Landlord receives written notice from Tenant of the casualty, or (ii) Tenant, or any officers, partners, employees, agents or invitees of Tenant, or any assignee or subtenant of Tenant, is, in whole or in part, responsible for the damage or destruction.

         11.04 Waiver. The provisions contained in this Lease shall supersede any contrary laws (whether statutory, common law or otherwise) now or hereafter in effect relating to damage, destruction, self-help or termination, including California Civil Code Sections 1932 and 1933. Notwithstanding the provisions of
Article XI, in the event the Lease is terminated by either Landlord or Tenant under Article XI the Security Deposit shall be returned to Tenant.

                            ARTICLE XII -CONDEMNATION

         12.01 Taking. If the entire Premises or so much of the Premises as to render the balance unusable by Tenant shall be taken by condemnation, sale in lieu of condemnation or in any other manner for any public or quasi-public purpose (collectively "Condemnation"), and if the Landlord, at its option, is unable or unwilling to provide substitute premises containing at least as much rentable area as described in Section 1.02 above, then this Lease shall terminate on the date that title or possession to the Premises is taken by the condemning authority, whichever is earlier.

         12.02 Award. In the event of any Condemnation, the entire aware for such taking shall belong to Landlord. Tenant shall have no claim against Landlord or the award of the value of any unexpired term of this Lease or otherwise. Tenant shall be entitled to independently pursue a separate award in a separate proceeding for Tenant's relocation costs directly associated with the taking, provided such separate award does not diminish Landlord's award.

         12.03 Temporary Taking. No temporary taking of the Premises shall terminate this Lease or entitle Tenant to any abatement of the Rent payable to Landlord under this Lease; provided, further, that any award for such temporary taking shall belong to Tenant to the extent that the award applies to any time period during the Lease Term and to Landlord to the extent that the award applies to any time period outside the Lease Term.

                     ARTICLE XIII -ASSIGNMENT AND SUBLETTING

         13.01 Restriction. Without the prior written consent of Landlord, Tenant shall not, either voluntarily or by operation of law, assign encumber, or otherwise transfer this Lease or any interest herein, or sublet the Premises or any part thereof, or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees (any such assignment, encumbrance, subletting, occupation or transfer is hereinafter referred to as a "Transfer"). For purposes of this Lease, the term "Transfer" shall also include (as) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, or a majority of the partners, or a transfer of a majority of partnership interest, within a twelve month period, or the dissolution of the partnership, and (b) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), or a limited liability company, the dissolution, merger, consolidation, division, liquidation or other reorganization of Tenant, or within a twelve month period:
(i) the sale or other transfer of more than an aggregate of 50% of the voting securities of Tenant (other than to immediate family members by reason of gift or death) or (ii) the sale, mortgage, hypothecation or pledge of more than an aggregate of 50% of Tenant's net assets. An assignment, subletting or other action in violation of the foregoing shall be void and, at Landlord's option, shall constitute a material breach of this Lease. notwithstanding anything contained in this Article XIV to the contrary, Tenant shall have the right to assign the Lease or sublease the Premises, or any part thereof, to an "Affiliate" without the prior written consent of Landlord, but upon at least twenty (20) days prior written notice to Landlord, provided that the use of the Premises by said Affiliate is identical to the use in Section 1.10 of the Lease, and provided further that said Affiliate is not in default under any other lease for space in a property that is managed by Heitman Properties Ltd. or any of its affiliates. For purposes of this provision, the term "Affiliate" shall mean any corporation or other entity controlling, controlled by, or under common control with (directly or indirectly) Tenant, including, without limitation, any parent corporation controlling Tenant or any subsidiary that Tenant controls. The term "control", as used herein, shall mean the power to direct or cause the direction of the management and policies for the controlled entity through the ownership of more than fifty percent (50%) of the voting securities in such controlled entity. Notwithstanding anything contained in this Article XIV to the contrary, Tenant expressly covenants and agrees not to enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of the Premises which provides for rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the property leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and that any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.

         13.02 Notice to Landlord. If Tenant desires to assign this Lease or any interest herein, or to sublet all or any part of the Premises, then at least thirty (30) days but not more than one hundred eighty (180) days prior to the effective date of the proposed assignment or subletting, Tenant shall submit to Landlord in connection with Tenant's request for Landlord's consent:

                  (A) A statement containing (i) the name and address of the proposed assignee or subtenant; (ii) such financial information with respect to the proposed assignee or subtenant as Landlord shall reasonably require; (iii) the type of use proposed of the Premises; and
         (iv) all of the principal terms of the proposed assignment or subletting; and

                  (B) Four (4) originals of the assignment or sublease on a form approved by Landlord and four (4) originals of the Landlord's Consent to Sublease or Assignment and Assumption of Lease and Consent.

         13.03 Landlord's Recapture Rights. At any time within twenty(20) business days after Landlord's receipt of all (but not less than all) of the information and documents described in Section 14.02 above, Landlord may, at its option by written notice to Tenant, elect to: (a) sublease the Premises or the portion thereof proposed to be sublet by Tenant upon the same terms as those offered to the proposed subtenant; (b) take an assignment of the Lease upon the same terms as those offered to the proposed assignee; or (c) terminate the Lease in its entirety or as to the portion of the Premises proposed to be assigned or sublet, with a proportionate adjustment in the Rent payable hereunder if the Lease is terminated as to less than all of the Premises. If Landlord does not exercise any of the options described in the preceding sentence, then, during the above described twenty (20) business day period, Landlord shall either consent or deny its consent to the proposed assignment or subletting.***/




------------
     ***/ "Notwithstanding the foregoing, Landlord's termination right set forth in this paragraph shall not apply to the extent of a sublease or assignment of less than 25^ of the rentable square footage in the Premises. In addition, in the event Landlord elects to terminate the Lease in accordance with the terms of this article, such termination shall not be effective and the lease shall remain in full force and effect if Tenant revokes in writing its prior request for consent within 48 hours after receiving Landlord's termination notice".

         13.04 Landlord's Consent; Standards. Landlord's consent to a proposed assignment or subletting shall not be unreasonably withheld; but, in addition to any other grounds for denial, landlord's consent shall be deemed reasonably withheld if, in Landlord's good faith judgment: (i) the proposed assignee or subtenant does not have the financial strength to perform its obligations under this Lease or any proposed sublease; (ii) the business and operations of the proposed assignee or subtenant are not of comparable quality to the business and operations being conducted by other tenants in the Building; (iii) the proposed assignee or subtenant intends to use any part of the Premises for a purpose not permitted under the Lease; (iv) either the proposed assignee or subtenant, or any person which directly or indirectly controls, is controlled by, or is under common control with the proposed assignee or subtenant occupies space in the Building or the Project, if applicable, or is negotiating with Landlord to lease space in the Building or the Project, if applicable; (v) the proposed assignee or subtenant is disreputable; or (vi) the use impact the Building in a negative manner including, but not limited to, significantly increasing the pedestrian traffic, parking capacity and requirements, and truck traffic in and out of the Building or requiring any alterations to the ingress and egress suitable for normal renting purposes; (vii) the transferee is a government (or agency or instrumentality thereof) or (ix) Tenant has failed to cure a default at the time Tenant requests consent to the proposed Transfer.

         13.05 Additional Rent. If Landlord consents to any such assignment or subletting, all sums or other economic consideration received by Tenant in connection with such assignment or subletting, whether denominated as rental or otherwise, exceeds, in the aggregate, the total sum which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to less than all of the Premises under a sublease) shall be paid to Landlord promptly after receipt as additional Rent under the Lease without affecting or reducing any other obligation of Tenant hereunder.

         13.06 Landlord's Costs. If Tenant shall Transfer this Lease of all or any part of the Premises or shall request the consent of Landlord to any Transfer, Tenant shall pay to Landlord as additional rent Landlord's costs related thereto, including Landlord's reasonable attorneys' fees and a minimum fee to Landlord of Five Hundred Dollars ($500.00).

         13.07 Continuing Liability of Tenant. Notwithstanding any Transfer, including an assignment or sublease to an affiliate, Tenant shall remain as fully and primarily liable for the payment of Rent and for the performance of all other obligations of Tenant contained in this Lease to the same extent as if the Transfer had not occurred; provided, however, that any act or omission of any transferee that violates the terms of this Lease shall be deemed as violation of this Lease by Tenant.

         13.08 Non-Waiver. The consent by Landlord to any Transfer shall not relieve Tenant, or any person claiming through or by Tenant, of the obligation to obtain the consent of Landlord, pursuant to this Article XIV, to any further Transfer. In the event of an assignment or subletting, Landlord may collect rent from the assignee or the subtenant without waiving any rights hereunder and collection of the rent from a person other than Tenant shall not be deemed as waiver of any of Landlord's rights under this Article XIV, an acceptance of assignee or subtenant as Tenant, or a release of Tenant from the performance of Tenant's obligations under this Lease. If Tenant shall default under this Lease and fail to cure within the time permitted, Landlord is irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any assignee or subtenant to make all payments under or in connection with he Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under the Lease) until such default is cured.

                            ARTICLE XIV - DEFINITIONS

         14.01 Events of Default By Tenant. The occurrence of any of the following shall constitute a material default and breach of this Lease by
Tenant:

                  (A) The failure by Tenant to pay Base Rent or make any other payment required to be made by Tenant hereunder as and when due.

                  (B) The abandonment of the Premises by Tenant or the vacation of the Premises by Tenant for fourteen (14) consecutive days (with or without the payment of Rent).

                  (C) The making by Tenant of any assignment of this Lease or any sublease of all or part of the Premises, except as expressly permitted under Article XIV of this Lease.

                  (D) The failure by Tenant to observe or perform any other provisions of this Lease to be observed or performed by Tenant, other than those described in Sections 15.01(A), 15.01(B) or 15.01(C) above, if such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that it cannot be cured within the thirty (30) day period, no default shall be deemed to exist if Tenant commences the curing of the default promptly within such thirty (30) day period and thereafter diligently prosecutes the same to completion and achieves the same within sixty (60) days after the occurrence of such default. The thirty (30) day notice described herein shall be in lieu of, and not in addition to, any notice required under Section 1161 of the California Code of Civil Procedure or any other law now or hereafter in effect requiring that notice of default be given prior to the commencement of an unlawful detainer or other legal proceedings.

                  (E) The making by Tenant of any general assignment for the benefit of creditors, the filing by or against Tenant or any one or more of the Guarantors, if any, of a petition under any federal or state bankruptcy or insolvency laws (unless, in the case of a petition filed against Tenant or any one or more of the Guarantors, if any, the same is dismissed within thirty (30) days after filing); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets at the Premises or Tenant's interest in this Lease or the Premises, when possession is not restored to Tenant within thirty (30) days; the attachment, execution or other seizure of substantially all of Tenant's assets located at the Premises or Tenant's interest in this Lease or the Premises, if such seizure is not discharged within thirty (30) days; or the death or the dissolution of Tenant or any one or more of the Guarantors, if any.

                  (F)  Any  material   misrepresentation   herein,  or  material
         misrepresentation or omission in any financial statements or other materials provided by Tenant in connection with negotiating or entering into this Lease or in connection with any Transfer under Section 14.01.

         14.02 Landlord's Right to Terminate Upon Tenant Default. In the event of any default by Tenant as provided in Section 15.01 above, Landlord shall have the right to terminate this Lease and recover possession of the Premises by giving written notice to Tenant of Landlord's election to terminate this Lease, in which event Landlord shall be entitled to receive from Tenant:

                  (A) The worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

                  (B) The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

                  (C) The worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

                  (D) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which int he ordinary course of things would be likely to result therefrom; and

                  (E) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

         As used in subparagraphs (A) and (B) above, "worth at the time of award" shall be computed by allowing interest on such amounts at the then highest lawful rate of interest, but in no event to exceed one percent (1%) per annum plus the rate established by the Federal Reserve Bank of San Francisco on advances made to member banks under Section 13 and 13a of the Federal Reserve Act ("discount rate") prevailing at the time of the award. As used in paragraph
(C) above, "worth at the time of award" shall be computed by discounting such amount by (i) the discount rate of the Federal Reserve Bank of San Francisco prevailing at the time of award plus (ii) one percent (1%).

         14.03 Mitigation of Damages. If Landlord terminates this Lease or Tenant's right to possession of the Premises, Landlord shall have no obligation to mitigate Landlord's damages except to the extent required by applicable law. If Landlord has not terminated this Lease or Tenant's right to possession of the Premises, Landlord shall have no obligation to mitigate under any circumstances and may permit the Premises to remain vacant or abandoned. If Landlord is required to mitigate damages as provided herein: (i) Landlord shall be required only to use reasonable efforts to mitigate, which shall not exceed such efforts as Landlord generally uses to lease other space in the Building, (ii) Landlord will not be deemed to have failed to mitigate if Landlord or its affiliates lease any other portions of the Building, Project or other projects owned by Landlord or its affiliates int he same geographic area, before reletting all or any portion of the Premises, and (iii) any failure to mitigate as described herein with respect to any period of time shall only reduce the Rent and other amounts to which Landlord is entitled hereunder by the reasonable rental value of the Premises during such period. In recognition that the value of the Building depends on the rental rates and terms of leases therein, Landlord's rejection of a prospective replacement tenant based on any offer or rentals below Landlord's published rates for new leases of comparable space at the Building at the time in question, or at Landlord's option, below the rates provided in this Lease, or containing terms less favorable than those contained herein, shall not give rise to a claim by Tenant that Landlord failed to mitigate Landlord's damages.

         14.04 Landlord's Right To Continue Lease Upon Tenant Default. In the event of a default of this Lease and abandonment of the Premises by Tenant, if Landlord does not elect to terminate this Lease as provided in Section 15.02 above, Landlord may from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease. Without limiting the foregoing, Landlord has the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to Transfer, subject only to reasonable limitations). In the event Landlord re-lets the Premises, to the fullest extent permitted by law, the proceeds of any reletting shall be applied first to pay to Landlord all costs and expenses of such reletting (including without limitation, costs and expenses of retaking or repossessing the Premises, removing persons and property therefrom, securing new tenants, including expenses for redecoration, alterations and other costs in connection with preparing the Premises for the new tenant, and if Landlord shall maintain and operate the Premises, the costs thereof) and receivers' fees incurred in connection with the appointment of and performance by a receiver to protect the Premises and Landlord's interest under this Lease and any necessary or reasonable alterations; second, to the payment of any indebtedness of Tenant to Landlord other than Rent due and unpaid hereunder; third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of other or future obligations of Tenant to Landlord as the same may become due and payable, and Tenant shall not be entitled to receive any portion of such revenue.


         14.05 Right of Landlord to Perform. All covenants and agreements to bed performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, Landlord may, but shall not be obligated to, make any payment or perform any such other act on Tenant's part to be made or performed, without waiving or releasing Tenant of its obligations under this Lease. Any sums so paid by landlord and all necessary incidental costs, together with interest thereon at the lesser of the maximum rate permitted by law if any or twelve percent (12%) per annum from the date of such payment, shall be payable to Landlord as additional rent on demand and Landlord shall have the same rights and remedies in the event of nonpayment as in the case of default by Tenant in the payment of Rent.

         14.06 Default Under Other Leases. If the term of any lease, other than this Lease, heretofore or hereafter made by Tenant for any space in the Building or the Project, if applicable, shall be terminated or terminable after the making of this Lease because of any default by Tenant under such other lease, such fact shall empower Landlord, at Landlord's sole option, to terminate this Lease by notice to Tenant or to exercise any of the rights or remedies set forth in Section 14.02.

         14.07 Non-Waiver. Nothing in this Article shall be deemed to affect Landlord's rights to indemnification for liability or liabilities arising prior to termination of this Lease or Tenant's right to possession of the Premises for personal injury or property damages under the indemnification clause or clauses contained in this Lease. No acceptance by Landlord of a lesser sum than the Rent then due shall be deemed to be other than on account of the earliest installment of such Rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in the Lease provided. The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not operate as a termination of this Lease or a surrender of the Premises, unless Landlord in writing both accepts such surrender and acknowledges such termination.

         14.08 Cumulative Remedies. The specific remedies to which Landlord may resort under the terms of the Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitle din case of any breach or threatened breach by Tenant of any provisions of the Lease. In addition to the other remedies provided in the Lease, Landlord shall be entitled to a restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of the Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

         14.09 Default by Landlord. Landlord's failure to perform or observe any of its obligations under this Lease shall constitute a default by Landlord under this Lease only if such failure shall continue for a period of thirty (30) days for the additional time, if any, that is reasonably necessary to promptly and diligently cure the failure after Landlord receives written notice from Tenant specifying the default. The notice shall give in reasonable detail the nature and extent of the failure and shall identify the Lease provision(s) containing the obligation(s). If Landlord shall default in the performance of any of its obligations under this Lease (after notice and opportunity to cure as provided herein), Tenant may pursue any remedies available to it under the law and this Lease, except that, in no event shall Landlord be liable for punitive damages, lost profits, business interruption, speculative, consequential or other such damages.

                    ARTICLE XV - ATTORNEYS FEES: COST OF SUIT

         If either Landlord or Tenant shall commence any action or other proceeding against the other arising out of, or relating to, this Lease or the Premises, the prevailing party shall be entitled to recover from the losing party, in addition to any other relief, its actual attorneys fees irrespective of whether or not the action of other proceeding is prosecuted to judgment and irrespective of any court schedule of reasonable attorneys' fees. In addition, Tenant shall reimburse Landlord, upon demand, for all reasonable attorneys' fees incurred in collecting Rent or otherwise seeking enforcement against Tenant, its sublessees and assigns, of Tenant's obligations under this Lease.

         Should Landlord be made a party to any litigation instituted by Tenant against a party other than Landlord, or by a third party against Tenant, Tenant shall indemnify, hold harmless and defend Landlord from any and all loss, cost, liability, damage or expense incurred by Landlord, including attorneys' fees, in connection with the litigation, unless a final non-appealable judgment is rendered against Landlord in such litigation.

                   ARTICLE XVI - SUBORDINATION AND ATTORNMENT

         16.01 Subordination. This Lease, and the right of Tenant hereunder, are and shall be subject and subordinate to the interests of (i) all present and future ground leases and master leases of all or any part of the Building; (ii) present and future mortgages and deeds of trust encumbering all of any part of the Building or the underlying real estate; (iii) all past and future advances made under any such mortgages or deeds of trust; and (iv) all renewals, modifications, replacements and extensions of any such ground leases, master leases, mortgages and deeds of trust; provided, however, that any lessor under any such ground lease or master lease or any mortgagee or beneficiary under any such mortgage or deed of trust (any such lessor, mortgagee or beneficiary is hereafter referred to as a "Mortgagee") shall have the right to elect, by written notice given to Tenant, to have this Lease made superior in whole or in pat to any such ground lease, master lease, mortgage or deed of trust (or subject and subordinate to such ground lease, master lease, mortgage or deed of trust but superior to any junior mortgage or junior deed of trust). Upon demand, Tenant shall execute, acknowledge and deliver any instruments reasonably requested by Landlord or any such Mortgagee to effect the purposes of this
Section 16.01. Such instruments may contain, among other things, provisions to the effect that such Mortgagee (hereinafter, for the purposes of this Section 16.01, a "Successor Landlord") shall (i) not be liable for any act or omission of Landlord or its predecessors, if any, prior to the date of such Successor Landlord's succession to Landlord's interest under this lease; (ii) not be subject to any offsets or defenses which Tenant might have been able to assert against Landlord or its predecessors, if any, prior to the date of such Successor Landlord's succession to Landlord's interest under this Lease; (iii) not be liable for the return of any security deposit under the Lease unless the same shall have actually been deposited with such Successor Landlord; and (iv) be entitled to receive notice of any Landlord default under this Lease plus a reasonable opportunity to cure such default prior to Tenant having any right or ability to terminate this Lease as a result of such Landlord default; (v) not be bound by any rent or additional rent which Tenant might have paid for more than the current month to Landlord; (vi) not be bound by any amendment or modification of the Lease or any cancellation or surrender of the same made without Successor Landlord's prior written consent; (vii) not be bound by any obligation to make any payment to Tenant which was required to be made prior to the time such Successor Landlord succeeded to Landlord's interest and (viii) not be bound by any obligation under the Lease to perform any work or to make any improvements to the demised Premises. Any obligations of any Successor Landlord under its respective lease shall be non-recourse as to any assets of such Successor Landlord other than its interest in the Premises and improvements. (See Supplemental Rider Insert #1).

         16.02 Attornment. If requested to do so, Tenant shall attorn to and recognize as Tenant's landlord under this Lease any superior Mortgagee or other purchaser or person taking title to the Building by reason of the termination of any superior lease or the foreclosure of any superior mortgage or deed of trust, and Tenant shall, upon demand, execute any documents reasonably requested by any such person to evidence the attornment described in this Section 16.02.

         16.03 Mortgage and Ground Lessor Protection. Tenant agrees to give any Mortgagee, by registered or certified mail, a copy of any notice of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy of Assignment of Rents and Leases, or otherwise) of the address o such Mortgagee (hereinafter the "Notified Party"). Tenant further agrees that if Landlord shall have failed to cure such default within twenty (20) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such twenty (20) days and is diligently pursuing the remedies or steps necessary to cure or correct such default), then the Notified Party shall have an additional thirty (30) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if the Notified Party has commenced within such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default). Until the time allowed, as aforesaid, for the Notified Party to cure such default has expired without cure, Tenant shall have no right to , and shall not, terminate this Lease on account of Landlord's default.

                         ARTICLE XVII - QUIET ENJOYMENT

         17.01 Provided that Tenant performs all of its obligations hereunder, Tenant shall have and peaceably enjoy the Premises during the Lease Term free of claims by or through Landlord, subject to all of the terms and conditions contained in this Lease.

                             ARTICLE XVIII - PARKING

         18.01 Tenant, its employees and invitees, are hereby granted the non-exclusive privilege to use parking spaces adjacent to the Premises as described in Exhibit A. Tenant shall abide by all rules and regulations regarding the use of the parking area as may now exist or as may hereinafter be promulgated by Landlord. Landlord reserve the right to modify, restripe and otherwise change the location of drives, parking spaces and parking area adjacent to the Premises as described in Exhibit A. Landlord may, but shall have no obligation to, designate certain parking spaces for trucks, handicapped persons or designated tenants as landlord, in its sole discretion, may deem necessary for the professional and efficient operation of the parking area and the Building or the Project, if applicable. Landlord shall have the right to reasonably restrict the number and location of truck/tractor trailers for the overall benefit of all tenants, if being agreed by Tenant that it is not the intent of this Lease to provide unrestricted parking for truck/tractor trailers. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Tenant will reimburse Landlord upon demand for any damage caused to the parking surfaces or facilities caused by Tenant's or any of its employees', agents' or invitees' trucks/tractor trailers or any other vehicles. Landlord reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Tenant and other tenants. At no time shall the parking of any vehicle be permitted in the fire lanes or handicapped parking areas servicing the Building or the Project, if applicable.

                       ARTICLE XIX - RULES AND REGULATIONS

         19.01 The Rules and Regulations attached hereto as Exhibit F are hereby incorporated by reference herein and made a part hereof. Tenant shall abide by, and faithfully observe and comply with the Rules and Regulations and any reasonable and non-discriminatory amendments, modifications and/or additions thereto as may hereafter be adopted and published by written notice to tenants by Landlord for the safety, care, security, good order and/or cleanliness of the Premises, the Building and/or the Project, if applicable. Landlord shall not be liable to Tenant for any violation of such rules and regulations by any other tenant or occupant of the Building or the Project, if applicable.

                       ARTICLE XX - ESTOPPEL CERTIFICATES

         20.01 Tenant agrees at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord to execute, acknowledge and deliver to Landlord a statement in writing addressed and certifying to Landlord, to any current or prospective Mortgagee or any assignee thereof, prospective purchaser of the land, improvements or both comprising the Building and to any other party designated by Landlord, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications); that Tenant has accepted possession of the Premises, which are acceptable in all respects, and that any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; that Tenant is in full occupancy of the premises; that no rent has been paid more than thirty (30) days in advance; that the first month's Base Rent has been paid; that Tenant is entitled to no free Rent or other concessions except as stated in this Lease; that Tenant has not been notified of any previous assignment of Landlord's or any predecessor landlord's interest under this Lease; the dates to which Base Rent, additional rental and other charges have been paid; that Tenant, as of the date of such certificate, has not charge, lien or claim of setoff under this

Lease or otherwise against Base Rent, additional rental or other charges due or to become due under this Lease; that Landlord is not in default in performance of any covenant, agreement or condition contained in this Lease; or any other matter relating to this Lease or the Premises or, if so, specifying each such default. If there is a Guaranty under this Lease, said Guarantor shall confirm the validity of the Guaranty by joining in the execution of the Estoppel
Certificate or other documents so requested by Landlord or Mortgagee. In addition, in the event that such certificate is being given to any Mortgagee, such statement may contain certifications of such other matters, and any other provisions, customarily required by such Mortgagee including, without limitation, an agreement on the part of Tenant to furnish to such Mortgagee, written notice of any landlord default and a reasonable opportunity for such Mortgagee to cure such default prior to Tenant being able to terminate this Lease. Any such statement delivered pursuant to this Section may be relied upon by Landlord or any Mortgagee, or prospective purchaser to whom it is addressed and such statement, if required by its addressee, may so specifically state. If Tenant doe snot execute, acknowledge and deliver to Landlord the statement as and when required herein, Landlord is hereby granted an irrevocable power-of-attorney, coupled with an interest, to execute such statement on Tenant's behalf, which statement shall be binding on Tenant to the same extent as if executed by Tenant (and such grant shall not be in limitation of Landlord's other remedies for such failure by Tenant).

                         ARTICLE XXI - ENTRY BY LANDLORD

         21.01 Landlord may enter the Premises at all reasonable times to: inspect the same; exhibit the same to prospective purchasers, Mortgages or tenants; determine whether Tenant is complying with all of its obligations under this Lease; supply janitorial and other services to be provided by Landlord to Tenant under this Lease; post notices of non-responsibility; and make repairs or improvements in or to the Building or the Premises; provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible. Tenant hereby waives any claim for damages for any injury or inconvenience to, or interference with, Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. As provided for in clause (xiii) of
Section 27.19 of this Lease, Landlord shall at all times have the right, but not the obligation, to obtain from Tenant and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas designated by Tenant in writing in advance), and Landlord shall have the right o use any and all means by which Landlord may deem proper to open such doors to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any such means, or otherwise, shall not under any circumstances be deemed or construed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from any part of the Premises. Such entry by Landlord shall not act as a termination of this Lease. If Landlord shall be required to obtain entry by means other than a key provided by Tenant, the cost of such entry shall be payable by Tenant to Landlord as additional rent.


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

                                 ARTICLE XXII -

                   LANDLORD'S LEASE UNDERTAKINGS - EXCULPATION
                            FROM PERSONAL LIABILITY;
                         TRANSFER OF LANDLORD'S INTEREST

         22.01 Landlord's Lease Undertakings. Notwithstanding anything to the contrary contained in this Lease or in any exhibits, Riders or addenda hereto attached (collectively the "Lease Documents"), it is expressly understood an agreed by and between the parties hereto that: (a) the recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease Documents or otherwise arising out of this transaction or Tenant's use of the Premises or the Building or the Project, if applicable (collectively, "Landlord's Lease Undertakings") shall extend only to Landlord's interest in the real estate of which the Premises demised under the Lease Documents are a part ("Landlord's Real Estate"), and not to any other assets of Landlord or its constituent partners; and (b) except to the extent of Landlord's interest in Landlord's Real Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord's Lease Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, its constituent partners, Heitman Capital Management Corporation, or Heitman Properties Ltd., or against any of their respect directors, officers, shareholders, employees, agents, constituent partners, beneficiaries, trustees or representatives.

         22.02 Transfer of Landlord's Interest. In the event of any transfer of Landlord's interest in the Building, Landlord shall be automatically freed and relieved from all applicable liability with respect to performance of any covenant or obligation on the part of Landlord, provided any deposits or advance rents held by Landlord are turned over to the grantee and said grantee expressly assumes, subject to the limitations of this Section 22, all the terms, covenants and conditions of this Lease to be performed on the part of Landlord, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord shall, subject to all the provisions of this Section 22, be binding on Landlord, its successors and assigns, only during their respective successive periods of ownership.

                   ARTICLE XXIII - SURRENDER; HOLDOVER TENANCY

         23.01 Condition of Premises and Removal of Property. At the expiration or earlier termination of this Lease or Tenant's right to possession of the Premises, Tenant shall: (a) surrender possession of the premises in broom-clean condition and good repair, fee of debris, and otherwise in the condition required under Section 8.02, ordinary wear and tear excepted, (b) ensure that all signs, movable trade fixtures and personal property (except items originally provided by Landlord) have been removed from the Premises as required under
Section 9.04 hereof (subject to Article XXIX hereof), (c) ensure that all Alterations required to be removed from the Premises pursuant to Section 9.04 have been removed rom the Premises, (d) ensure that any damage caused by such removal has been repaired in a good and workmanlike manner as required under
Section 9.04 hereof (and Landlord may deny permission to remove items where such removal may damage the structural integrity of the Building), and (c) ensure that all actions required under the Rules and Regulations set forth in Exhibit F to this Lease have been taken. Tenant understands that "ordinary wear and tear" does not mean Tenant shall be relieved of performing its obligations under this Lease relating to maintenance, repairs and replacements as provided for in the Lease. The cost and expense of any repairs necessary to restore the condition of the Premises shall be borne by Tenant, and if Landlord undertakes to restore the Premises, it shall have a right of reimbursement against Tenant.

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

         23.02 Abandoned Property. If Tenant shall fail to perform any repairs or restoration, or fail to remove any items from the Premises as required hereunder, Landlord may do so at Tenant's expense as provided in Section 9.04 and 15.04 hereof and Tenant shall pay Landlord's charges therefor upon demand. All property removed from the Premises by Landlord hereunder may be handled, discarded or stored by landlord at Tenant's expense, and landlord shall in no event be responsible for the value, preservation or safekeeping thereof. All such property shall at Landlord's option be conclusively deemed to have been conveyed by Tenant to landlord as if by bill of sale without payment by Landlord. If Landlord arranges for storage of any such property, Landlord shall have a lien against such property for costs incurred in removing and storing the same.

         23.03 Holdover Tenancy. If Tenant holds possession of the Premises after the expiration or termination of the Lease term, by lapse of time or otherwise, Tenant shall become a tenant at sufferance upon all of the terms contained herein, except as to Lease Term and Rent. During such holdover period, Tenant shall pay to Landlord a monthly rental equivalent to one hundred fifty percent (150) of the Rent payable to Tenant to Landlord with respect to the last month of the Lease Term for the first month of such holdover period and 200% of said Rent payable for such holdover period. Term. The monthly rent payable for such holdover period shall in no event be construed as a penalty or as liquidated damages for such retention of possession. Without limiting the foregoing, Tenant hereby agrees to indemnify, defend and hold harmless Landlord, its beneficiary, and their respective agents, contractors and employees, from and against any and all claims, liabilities, actions, losses, damages (including without limitation, direct, indirect, incidental and consequential) and expenses (including, without limitation, court costs and reasonable attorneys' fees) asserted against or sustained by any such party and arising from or by reason of such retention of possession, which obligations shall survive the expiration or termination of the Lease Term.

                             ARTICLE XXIV - NOTICES

         24.01 All notices which Landlord or Tenant may be required, or may desire, to serve on the other may be served, as an alternative to personal service, by mailing the same by registered or certified mail, postage prepaid, or may be sent by overnight courier, addressed to the Landlord at the address for Landlord set forth in Section 1.11 above and to Tenant at the address for Tenant set forth in Section 1.12 above, or, from and after the Commencement Date, to the Tenant at the Premises whether or no Tenant has departed rom, abandoned or vacated the Premises, or addressed to such other address or addresses as either Landlord or Tenant may from time to time designate to the other in writing. Any notice shall be deemed to have been given and served when delivered personally or otherwise at the time the same was posted, except that any notice given by overnight courier shall be deemed given on the first business day following the date such notice is delivered by such courier provided such courier verifies delivery thereof.

                              ARTICLE XXV - BROKERS

         25.01 The parties recognize as the Broker(s) who procured this Lease the firms(s) specified in Section 1.13 and agree that Landlord shall be solely responsible for the payment of any brokerage commissions to said Broker(s), and that Tenant shall have no responsibility therefor unless written provision to the contrary has been made a part of this Lease. If Tenant has dealt with any other person or real estate broker in respect to leasing, subleasing or renting space in the Building or the Project, if applicable, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall protect, indemnify, hold harmless and defend Landlord from any liability in respect thereto.

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

                ARTICLE XXVI - COMMUNICATIONS AND COMPUTER LINES

         26.01 Tenant may, in a manner consistent with the provisions and requirements of this Lease, install, maintain, replace, remove or use any communications or computer wires, cables and related devices (collectively the "Lines") at the Building in or serving the Premises, provided: (a) Tenant shall obtain Landlord's prior written consent, which consent may be conditioned as required by Landlord, (b) if Tenant at any time uses any equipment that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or cause radiation higher than normal background radiation, the Liens therefor (including riser cables) shall be appropriately insulated to prevent such excessive electromagnetic fields or radiation, and (c) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines which are installed in violation of these provisions.

         Landlord may (but shall not have the obligation to): (i) install new Lines at the Property, and (ii) create additional space for Lines at the Property, and adopt reasonable and uniform rules and regulations with respect to the Lines.

         Notwithstanding anything to the contrary contained in Article IX, Landlord reserves the right to require that Tenant remove any or all Lines installed by or for Tenant within or serving the Premises upon termination of this Lease. Tenant shall not, without the prior written consent of Landlord in each instance, grant to any third party a security interest or lien in or on the Lines, and any such security interest or lien granted without Landlord's written consent shall be null and void. Except to the extent arising from the intentional or negligent acts of Landlord or Landlord's agents or employees. Landlord shall have no liability for damages arising from, and Landlord does not warrant that the Tenant's use of any Lines will be free from the following (collectively called "Line Problems"): (x)
 any eavesdropping or wire-tapping by unauthorized parties, (y) any failure of any Liens to satisfy Tenant's requirements, or (z) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, replacement use or removal of Liens by or for other tenants or occupants at the Property. Under no circumstances shall any Line Problems or deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from any Line Problems.

                          ARTICLE XXVII -MISCELLANEOUS

         27.01 Entire Agreement. This Lease contains all of the agreements and understanding relating to the leasing of the Premises and the obligations of Landlord and Tenant in connection with such leasing. Landlord has not made, and Tenant is not relying upon, any warranties, or representations, promises or statements made by Landlord or any agent of Landlord, except as expressly set froth herein. This Lease supersedes any and all prior agreements and understandings between Landlord and Tenant and alone expresses the agreement of the parties.

         27.02 Amendments. This Lease shall not be amended, changed or modified in any way unless in writing executed by Landlord and Tenant. Landlord shall not have waived or released any of its rights hereunder unless in writing and executed by the Landlord.

         27.03 Successors. Except as expressly provided herein, this Lease and the obligations of Landlord and Tenant contained herein shall bind and benefit the successors and assigns of the parties hereto.

         27.04 Force Majeure. Landlord shall incur no liability to Tenant with respect to, and shall not be responsible for any failure to perform, any of Landlord's obligations hereunder if such failure is caused by any reason beyond the control of Landlord including, but not limited to strike, labor trouble, governmental rule, regulations, ordinance, statute or interpretation, fire, earthquake, civil commotion, or failure or disruption of utility services. The amount of time for Landlord to perform any of Landlord's obligations shall be extended by the amount of time Landlord is delayed in performing such obligation by reason of any force majeure occurrence whether similar to or different from the foregoing types of occurrences.

         27.05 Survival of Obligations. Any obligations of Tenant accruing prior to the expiration of the Lease shall survive the expiration or earlier termination of the Lease, and Tenant shall promptly perform all such obligations whether or not this Lease has expired or been terminated.

         27.06 Light and Air. No diminution or shutting off of any light, air or view by an structure now or hereafter erected shall in any manner affect this Lease or the obligations of Tenant hereunder, or increase any of the obligations of Landlord hereunder.

         27.07 Governing Law. This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

         27.08 Severability. In the event any provision of this Lease in found to be unenforceable, the remainder of this Lease shall not be affected, and any provision found to be invalid shall be enforceable to the extent permitted by law. The parties agree that, in the event two different interpretations may be given to any provisions hereunder, one of which will render the provision unenforceable, and one of which will render the provision enforceable, the interpretation rendering the provision enforceable shall be adopted.

         27.09 Captions. All captions, headings, titles, numerical references and computer highlighting are for convenience only and shall have no effect on the interpretation of this Lease.

         27.10 Interpretation. Tenant acknowledges that it has read and reviewed this Lease and that it has had the opportunity to confer with counsel in the negotiation of this Lease. Accordingly, this Lease shall be construed neither for nor against Landlord or Tenant, but shall be given a fair and reasonable interpretation in accordance with the meaning of its terms and the intent of the parties.

         27.11 Independent Covenants. Each covenant, agreement, obligation or other provision of this Lease to be performed by Tenant are separate and independent covenants of Tenant, and not dependent on any other provision of the Lease.

         27.12 Number and Gender. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include the appropriate number and gender, as the context may require.

         27.13 Time is of the Essence. Time is of the essence of this Lease and the performance of all obligations hereunder.

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

         27.14 Joint and Several Liability. If Tenant comprises more than one person or entity, or if this Lease is guaranteed by any party, all such persons shall be jointly and severally liable for payment of rents and the performance of Tenant's obligations hereunder.

         27.15 Exhibits and Schedules. Exhibits A (Outline of Premises), B (Work Letter Agreement), C (Suite Acceptance Letter), D (Tenant Operations Inquiry), E (List of Additional Insureds), F (Rules and Regulations) and G (Guaranty), and
Schedule 1 to Exhibit D (List of Permissible Hazardous Materials and Quantities) are incorporated into this Lease by reference and made a part hereof.

         27.16 Offer to Lease. The submission of this Lease to Tenant or its broker or other agent, does not constitute an offer to Tenant to lease the Premises. This Lease shall have no force and effect until (a) it is executed and delivered by Tenant to Landlord and (b) it is fully reviewed and executed by Landlord; provided, however, that, upon execution of this Lease by Tenant and delivery to Landlord, such execution and delivery by Tenant shall, in consideration of the time and expense incurred by Landlord in reviewing the Lease and Tenant's credit, constitute an offer by Tenant to Lease the Premises upon the terms an conditions set forth herein (which offer to Lease shall be irrevocable for twenty (20) business days following the date of delivery).

         27.17 Waiver; No Counterclaim; Choice of Laws. To the extent permitted by applicable law, Tenant hereby waives the right to a jury trial in any action or proceeding regarding this Lease and the tenancy created by this Lease. It is mutually agreed that in the event Landlord commences any summary proceeding for non-payment of Rent. Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding. In addition, Tenant hereby submits to local jurisdiction in the State of California and agrees that any action by Tenant against Landlord shall be instituted in the State of California and that Landlord shall have personal jurisdiction over Tenant for any action brought by Landlord against Tenant in the State of California. To the extent permitted by applicable law, Tenant hereby waives any and all rights of redemption granted by any present or future laws.

         27.18 Electrical Service to the Premises. Anything set forth in Section
7.01 or elsewhere in this Lease to the contrary notwithstanding, electricity to the Premises shall not be furnished by Landlord, but shall be furnished by the approved electric utility company serving the Building. Landlord shall permit Tenant to receive such service directly from such utility company at Tenant's cost (except as otherwise provided herein) and shall permit Landlord's wire and conduits, to the extent available, suitable and safety capable, to be used for such purposes.

         27.19 Rights Reserved by Landlord. Landlord reserves the following rights exercisable without notice (except as otherwise expressly provided to the contrary in this Lease) and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for set-off or abatement of Rent: (i) to change the name or street address of the Building; (ii) to install, affix and maintain all signs on the exterior and/or interior of the Building; (iii) to designate and/or approve prior to installation, all types of signs, window shades, blinds, drapes, awnings or other similar items, and all internal lighting that may be visible from the exterior of the Premises; (iv) to change the arrangement of entrances, doors, corridors, elevators and /or stairs in the Building, provided no such change shall materially adversely affect access to the Premises; (v) to grant any party the exclusive right to conduct any business or render any service in the Building, provided such exclusive right shall not operate to prohibit Tenant from using the Premises for the purposes permitted under this Lease; (vi) to prohibit the placement of vending or dispensing machines of any kind in or about the Premises other than for use by Tenant's employees; (vii) to prohibit the placement of video or other electronic games int he Premises; (viii) to have access for Landlord and other tenants of the Building to any mail chutes and boxes located in or on the Premises according to the rules of the United States Post Office; (ix) to close the Building after normal business hours, except that Tenant and its employees and invitees shall be entitled to admission at all times under such rules and regulations as Landlord prescribes for security purposes; (x) to install, operate and maintain security systems which monitor, by close circuit television or otherwise, all persons entering or leaving the Building; (xi) to install and maintain pipes, ducts, conduits, wires and structural elements located in the Premises which serve other parts or other tenants of the Building; and (xii) to retain at all times master keys or pass keys to the Premises.

         27.20 Tenant Operations Inquiry. As a material inducement to Landlord to enter into this Lease (i) Tenant has completed Exhibit D hereto, and (ii) Tenant represents and warrants to Landlord that Exhibit D is true and correct in all material respects and is not misleading.

                       ARTICLE XXVIII - FLOOR LOAD LIMITS

         28.01 Floor Load Limits. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment in the Building. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance to occupants of the Building, the Project, if applicable, or any adjacent property.

                         ARTICLE XXIX - LANDLORD'S LIEN

         29.01 Landlord's Lien. As security for Tenant's payment of Rent, damages and all other payments required to be made by this Lease. Tenant hereby grants to Landlord a lien upon all property of Tenant now or subsequently located upon the Premises. If Lessee abandons or vacates any substantial portion of the Premises or is in default in the payment of any rentals, damage or other payments required to be made by this Lease, Landlord may take any action it deems necessary and may be available to it under the laws of the State of California. The proceeds of the sale of the personal property shall be applied by Landlord toward the cost of the sale and then toward the payment of all sums then due by Tenant to Landlord under the terms of this Lease.

     NOTE: Need to file UCC-1 Financing Statement describing such collateral in Secretary of State's office and county recorder.


         IN WITNESS WHEREOF, the parties hereto have executed this lease as of the date first above written.

TENANT:                                 LANDLORD:

Q.E.P. Company, Inc.,                   JMB/PENNSYLVANIA ASSOCIATES-IV, L.P.,
a New York corporation                  a Delaware limited partnership


By:___________________________          By:  HEITMAN/JMB INSTITUTIONAL REALTY
                                             ADVISORS L.P., an Illinois
Its:__________________________               limited partnership, general
                                             partner

ATTEST:                                      By:  HEITMAN/JMB INTERNATIONAL
                                                  REALTY ADVISORS, INC., an
______________________________                    Illinois corporation,
                                                  general partner
______________________________
                                                  By:__________________________

WITNESSES:                                        By:__________________________

______________________________          WITNESS:

______________________________          _______________________________________

                                        _______________________________________

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